UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan International Equity Funds
October 31, 2023
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasury bonds.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
For the twelve months ended October 31, 2023, the MSCI EAFE Index returned 15.01%, the MSCI Emerging Markets Index returned 11.26% and the S&P 500 Index returned 10.14%.

2	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan Developed International Value Fund
(formerly known as JPMorgan International Value Fund)1
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	21.73%
MSCI EAFE Value Index (net total return)	18.11%
Net Assets as of 10/31/2023 (In Thousands)	$459,259
INVESTMENT OBJECTIVE **
The JPMorgan Developed International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s overweight position in the banks sector and its security selection in the capital goods sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the insurance sector and the automobiles & components sector were leading detractors from relative performance.
By region, the Fund’s security selection in Japan and the U.K. was a leading contributor to performance relative to the Benchmark, while its security selection in Europe, excluding the U.K. and the Pacific, excluding Japan, were the smallest contributors and no regions detracted from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in British American Tobacco PLC and Softbank Group Corp., and its overweight position in Centrica PLC. Shares of British American Tobacco, a U.K. tobacco and nicotine products manufacturer not held in the Fund, fell amid increased regulatory efforts in the U.S. and
U.K. to reduce smoking and nicotine use. Shares of Softbank Group, a Japanese investment company not held in the Fund, fell after the company reported a loss for its fiscal third quarter. Shares of Centrica, a U.K. energy utility, rose after the company reported strong profit growth for the first half of the year.
Leading individual detractors from relative performance included the Fund’s underweight positions in SAP SE and Enel SpA, and its overweight position in Roche Holding AG. Shares of SAP, a German applications software provider not held in the Fund, rose after the company reported better-than-expected results for the period. Shares of Enel, an Italian electric utility not held in the Fund, rose after the company reported earnings and revenue growth during the period. Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company reported results that were in line with analysts’ estimates and issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed were both attractively valued and fundamentally sound. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the banks and energy sectors, while the largest underweight positions were in the utilities sector and the food, beverage and tobacco sector.

October 31, 2023	J.P. Morgan International Equity Funds	3

JPMorgan Developed International Value Fund
(formerly known as JPMorgan International Value Fund)1
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

1
Effective September 13, 2023, JPMorgan International Value Fund changed its name to JPMorgan Developed International Value Fund.
*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.2%
2.	Novartis AG (Registered) (Switzerland)	2.7
3.	TotalEnergies SE (France)	2.3
4.	HSBC Holdings plc (United Kingdom)	2.1
5.	BHP Group Ltd. (Australia)	1.9
6.	BP plc (United Kingdom)	1.7
7.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.5
8.	Allianz SE (Registered) (Germany)	1.4
9.	UBS Group AG (Registered) (Switzerland)	1.3
10.	GSK plc	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	21.7%
United Kingdom	12.0
France	10.6
Germany	9.3
Switzerland	6.2
Netherlands	5.3
Australia	5.1
Italy	4.8
United States	4.1
Spain	3.4
Norway	2.4
Sweden	2.1
Singapore	1.8
Finland	1.5
Denmark	1.3
Others (each less than 1.0%)	3.7
Short-Term Investments	4.7

4	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		14.96%	2.68%	0.87%
Without Sales Charge		21.38	3.79	1.41
CLASS C SHARES	July 11, 2006
With CDSC **		19.79	3.27	0.99
Without CDSC		20.79	3.27	0.99
CLASS I SHARES	September 10, 2001	21.67	4.04	1.67
CLASS L SHARES	November 4, 1993	21.73	4.14	1.78
CLASS R2 SHARES	November 3, 2008	21.06	3.49	1.12
CLASS R5 SHARES	September 9, 2016	21.79	4.14	1.78
CLASS R6 SHARES	November 30, 2010	21.89	4.26	1.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Developed International Value Fund and the MSCI EAFE Value Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	10.35%
MSCI Emerging Markets Index (net total return)	10.80%
Net Assets as of 10/31/2023 (In Thousands)	$7,080,714
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the communication services sector and its underweight position in the materials sector were leading contributors to relative performance.
By country, the Fund’s security selection in China and its overweight position and security selection in India were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in Saudi Arabia and its security selection in Taiwan were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc. and its overweight positions in JD.com Inc. and HDFC Bank Ltd. Shares of EPAM Systems, a global provider of software development and digital platform services that partly operates from Belarus, fell after the company lowered its earnings forecast amid slowing demand for its products. Shares of JD.com, a Chinese e-commerce provider, fell after the company reported slowing growth in sales. Shares of HDFC Bank, an Indian financial services provider, fell after the company said its planned merger with HDFC Ltd. would lower profit margins and increase its ratio of non-performing loans.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in NU Holdings Ltd. and MercadoLibre Inc., and its overweight position in Taiwan Semiconductor Manufacturing Co. Shares of NU Holdings, a Brazilian digital financial services provider, rose after the company reported growth in earnings and revenue for the second quarter of 2023. Shares of MercadoLibre, an e-commerce provider based in Uruguay, rose after reporting consecutive quarters of surging sales and higher-than-expected earnings. Shares of Taiwan Semiconductor Manufacturing rose amid better-than-expected earnings for the third quarter of 2023, an upbeat earnings forecast for the fourth quarter of 2023 and investor expectations that it would benefit from recently improved trade relations between the U.S. and China.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples sectors and financials sectors and its largest relative underweight allocations were in the materials and communication services sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the

6	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
period were in India and Argentina and its largest relative underweight allocations were in Saudi Arabia and South Korea.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	7.4%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.5
3.	HDFC Bank Ltd. (India)	5.4
4.	Tencent Holdings Ltd. (China)	4.6
5.	NU Holdings Ltd., Class A (Brazil)	2.9
6.	AIA Group Ltd. (Hong Kong)	2.1
7.	MercadoLibre, Inc. (Brazil)	2.1
8.	Yum China Holdings, Inc. (China)	2.1
9.	WuXi AppTec Co. Ltd., Class A (China)	1.9
10.	Wal-Mart de Mexico SAB de CV (Mexico)	1.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	27.6%
India	16.2
Taiwan	12.3
Brazil	9.7
South Korea	8.5
Hong Kong	4.1
South Africa	3.9
United States	3.6
Indonesia	3.5
Mexico	3.4
Portugal	1.5
Spain	1.5
Turkey	1.2
Panama	1.2
Macau	1.1
Short-Term Investments	0.7

October 31, 2023	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		4.20%	1.76%	1.47%
Without Sales Charge		9.96	2.86	2.02
CLASS C SHARES	February 28, 2006
With CDSC **		8.42	2.35	1.61
Without CDSC		9.42	2.35	1.61
CLASS I SHARES	September 10, 2001	10.29	3.12	2.28
CLASS L SHARES	November 15, 1993	10.35	3.22	2.40
CLASS R2 SHARES	July 31, 2017	9.66	2.55	1.80
CLASS R3 SHARES	July 31, 2017	9.91	2.81	1.99
CLASS R4 SHARES	July 31, 2017	10.21	3.07	2.24
CLASS R5 SHARES	September 9, 2016	10.37	3.22	2.40
CLASS R6 SHARES	December 23, 2013	10.46	3.33	2.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

8	J.P. Morgan International Equity Funds	October 31, 2023

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	9

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	11.29%
MSCI Emerging Markets Index (net total return)	10.80%
Net Assets as of 10/31/2023 (In Thousands)	$1,700,331
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the twelve months ended October 31, 2023.
By sector, the Fund’s security selection in the materials and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from relative performance.
By country, the Fund’s security selection in Taiwan and South Korea was a leading contributor to relative performance, while the Fund’s security selection in China and Mexico was a leading detractor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Wiwynn Corp. and Accton Technology Corp. and its underweight position in Adani Total Gas Ltd. Shares of Wiwynn, a Taiwanese manufacturer of data servers and storage systems, rose amid increased global demand for the company’s artificial intelligence technologies. Shares of Accton Technology, a Taiwanese maker of data networking and communications equipment, also benefitted from increased global demand for artificial intelligence technologies. Shares of Adani Total Gas, an Indian natural gas utility not held in the Fund, fell amid investor concerns about business practices across the parent Adani Group of companies.
Leading individual detractors from relative performance included the Fund’s overweight position in Lojas Renner SA and its underweight positions in Li Auto Inc. and Xiaomi Corp. Shares of Lojas Renner, a Brazilian department store chain, fell amid weakness in earnings and investor concerns about the company’s outlook for growth. Shares of Li Auto, a Chinese electric vehicle manufacturer, rose amid consecutive quarters of better-than-expected earnings and sales. Shares of Xiaomi, a Chinese maker of smartphones and related hardware and software that was not held in the Fund, rose amid growth in demand for smartphones during most of the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the financials and consumer staples sectors and its largest underweight allocations were in the industrials and health care sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in South Korea and South Africa and its largest relative underweight allocations were in Kuwait and Turkey.

10	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.6%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.6
3.	Tencent Holdings Ltd. (China)	4.2
4.	Alibaba Group Holding Ltd. (China)	2.9
5.	Reliance Industries Ltd. (India)	1.5
6.	Meituan (China)	1.3
7.	China Construction Bank Corp., Class H (China)	1.1
8.	Petroleo Brasileiro SA (Preference) (Brazil)	1.1
9.	Infosys Ltd., ADR (India)	1.1
10.	HDFC Bank Ltd. (India)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
China	29.8%
India	15.1
Taiwan	14.5
South Korea	12.4
Brazil	5.9
Saudi Arabia	3.8
South Africa	3.8
Mexico	2.8
Thailand	2.1
Indonesia	2.1
Malaysia	1.1
Others (each less than 1.0%)	4.8
Short-Term Investments	1.8

October 31, 2023	J.P. Morgan International Equity Funds	11

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	11.13%	1.33%
CLASS R6 SHARES	December 11, 2018	11.29	1.44
LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

12	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.44%
MSCI Europe Index (net total return)	15.74%
Net Assets as of 10/31/2023 (In Thousands)	$498,675
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
Relative to the Benchmark, the Fund’s security selection in the capital goods and the semiconductors & semiconductor equipment sectors was a leading detractor from performance, while the Fund’s security selection in the pharmaceuticals, biotechnology & life sciences sector and in the banks sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Hexatronic Group AB and its overweight positions in NN Group NV and BP PLC. Shares of Hexatronic, a Swedish fiber optic equipment provider, fell after the company forecast slowing demand in the second half of 2023. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported a decline in per-share earnings during the period. Shares of BP, a U.K. integrated petroleum and natural gas company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in UniCredit SpA and Novo Nordisk A/S, and its underweight position in Shell PLC. Shares of UniCredit, an Italian banking and financial services company, rose after the company reported consecutive quarters of better-than-expected results during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid investor expectations the company would benefit from supply constraints implemented by Russia and the Organization of Petroleum Exporting Countries.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	5.0%
2.	Shell plc (Netherlands)	4.8
3.	Novartis AG (Registered) (Switzerland)	4.0
4.	TotalEnergies SE (France)	3.6
5.	Air Liquide SA (France)	3.0
6.	UniCredit SpA (Italy)	3.0
7.	Engie SA (France)	2.9
8.	RWE AG (Germany)	2.4
9.	Allianz SE (Registered) (Germany)	2.4
10.	Vinci SA (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
France	22.5%
Germany	12.2
United Kingdom	11.5
Netherlands	8.3
Italy	6.9
Denmark	6.5
Switzerland	5.4
United States	5.1
Spain	4.5
Ireland	3.8
Sweden	2.5
China	1.7
Finland	1.6
Others (each less than 1.0%)	2.1
Short-Term Investments	5.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

October 31, 2023	J.P. Morgan International Equity Funds	13

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge *		7.50%	3.81%	1.94%
Without Sales Charge		13.44	4.93	2.49
CLASS C SHARES	November 1, 1998
With CDSC **		11.89	4.42	2.09
Without CDSC		12.89	4.42	2.09
CLASS I SHARES	September 10, 2001	13.74	5.20	2.77
CLASS L SHARES	September 10, 2001	13.86	5.33	2.92
CLASS R6 SHARES	October 1, 2018	14.00	5.44	2.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	15

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.09%
MSCI EAFE Index (net total return)	14.40%
Net Assets as of 10/31/2023 (In Thousands)	$3,946,247
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
Relative to the Benchmark, the Fund’s security selection in the financials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance, while the Fund’s underweight position and security selection in the consumer discretionary sector and its security selection in the utilities sectors were leading detractors from relative performance.
By region, the Fund’s security selection in the Pacific, excluding Japan, and in Europe, excluding the U.K., was a leading contributor to performance. The Fund’s security selection in Japan and the U.K. was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S, Munchener Ruckversicherungs-Gesellschaft AG (also known as Munich Re Group) and Shin-Etsu Chemical Co. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Munich Re, a German insurance provider, rose after the company lifted its earnings forecast for the full year 2023. Shares of Shin-Etsu Chemical Ltd., a Japanese specialty chemicals manufacturer, rose on increased demand for engineered materials in the semiconductor industry.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roche Holding AG,
Kyowa Kirin Co. and Cie. Financiere Richemont SA. Shares of Roche Holding, a Swiss pharmaceutical and diagnostics company, fell amid declining sales of its Covid treatments and after the company reported third quarter 2023 sales in line with analysts’ estimates. Shares of Kyowa Kirin, a Japanese pharmaceuticals and medical products manufacturer, fell after the company said it would discontinue development of a proposed treatment for diabetic kidney disease. Shares of Financiere Richemont, a Swiss brand-name luxury goods maker, fell amid a decline in consumer spending across Europe.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.7%
2.	Nestle SA (Registered)	3.2
3.	Novo Nordisk A/S, Class B (Denmark)	2.4
4.	AstraZeneca plc (United Kingdom)	2.2
5.	ASML Holding NV (Netherlands)	2.2
6.	Allianz SE (Registered) (Germany)	2.2
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
8.	BP plc (United Kingdom)	1.9
9.	Sony Group Corp. (Japan)	1.8
10.	Roche Holding AG	1.8

16	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	20.0%
France	15.9
United Kingdom	12.3
Germany	8.0
United States	8.0
Netherlands	5.9
Sweden	4.0
Denmark	3.9
Spain	3.0
Hong Kong	2.8
Australia	2.7
Singapore	1.8
Italy	1.7
South Korea	1.2
Belgium	1.0
Others (each less than 1.0%)	4.3
Short-Term Investments	3.5

October 31, 2023	J.P. Morgan International Equity Funds	17

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		8.83%	3.46%	2.19%
Without Sales Charge		14.88	4.58	2.75
CLASS C SHARES	January 31, 2003
With CDSC **		13.24	4.06	2.33
Without CDSC		14.24	4.06	2.33
CLASS I SHARES	January 1, 1997	15.09	4.84	3.00
CLASS R2 SHARES	November 3, 2008	14.46	4.25	2.45
CLASS R5 SHARES	May 15, 2006	15.20	4.95	3.14
CLASS R6 SHARES	November 30, 2010	15.35	5.06	3.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.12%
MSCI ACWI ex USA Index (net total return)	12.07%
Net Assets as of 10/31/2023 (In Thousands)	$1,345,387
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2023.
The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and information technology sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K. and in the Pacific, excluding Japan, was a leading contributor to relative performance, while the Fund’s underweight position in Japan and its security selection in the U.K. were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S, Allianz SE and Taiwan Semiconductor Manufacturing Co. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug. Shares of Allianz, a German multi-line insurance provider, rose after the company reported consecutive quarters of earnings and revenue growth during the period. Shares of Taiwan Semiconductor Manufacturing rose amid better-than-expected earnings for the third quarter of 2023, an upbeat earnings forecast for the fourth quarter of 2023.
Leading individual detractors from relative performance included the Fund’s overweight positions in HDFC Bank Ltd., Canadian National Railway Co. and Toronto-Dominion Bank. Shares of HDFC Bank, an Indian financial services provider, fell after the company said its planned merger with HDFC Ltd. would lower profit margins and increase its ratio of non-performing loans. Shares of Toronto-Dominion, a Canadian banking and financial services provider, fell amid the company’s failed negotiations to acquire First Horizon Corp. Shares of Canadian National Railway, a freight rail operator, underperformed amid a retreat in commodities prices during the period and investor expectations for lower 2023 earnings among large freight railroads.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

October 31, 2023	J.P. Morgan International Equity Funds	19

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.7%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.6
3.	Tencent Holdings Ltd. (China)	3.6
4.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.4
5.	TotalEnergies SE (France)	3.2
6.	Nestle SA (Registered)	3.2
7.	Allianz SE (Registered) (Germany)	2.7
8.	RELX plc (United Kingdom)	2.5
9.	DBS Group Holdings Ltd. (Singapore)	2.5
10.	Safran SA (France)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	12.5%
United Kingdom	12.0
France	10.8
Germany	8.6
United States	6.8
Netherlands	6.6
Canada	6.4
China	4.5
South Korea	3.6
Taiwan	3.4
Indonesia	2.5
Singapore	2.5
India	2.3
Australia	2.2
Denmark	1.9
Italy	1.9
Belgium	1.9
Hong Kong	1.8
Sweden	1.5
Mexico	1.4
Spain	1.4
Short-Term Investments	3.5

20	J.P. Morgan International Equity Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge *		8.82%	4.08%	2.73%
Without Sales Charge		14.82	5.20	3.28
CLASS C SHARES	November 30, 2011
With CDSC **		13.24	4.68	2.87
Without CDSC		14.24	4.68	2.87
CLASS I SHARES	November 30, 2011	15.12	5.47	3.58
CLASS R2 SHARES	November 30, 2011	14.50	4.90	2.99
CLASS R5 SHARES	November 30, 2011	15.21	5.57	3.69
CLASS R6 SHARES	November 30, 2011	15.38	5.68	3.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/13 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.55%
MSCI EAFE Index (net total return)	14.40%
ICE BofA 3-Month US Treasury Bill Index	4.80%
Net Assets as of 10/31/2023 (In Thousands)	$144,828
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2023. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 58% of the Benchmark’s volatility.
The Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financial services sector and the consumer cyclical & services sector was a leading contributor to relative performance.
By country, the Fund’s security selection in Switzerland and the Netherlands was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the U.K. and Sweden were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lonza Group AG, Roche Holding AG and NN Group NV. Shares of Lonza Group, a Swiss supplier to the pharmaceutical and health care sectors, fell after the company lowered its earnings forecast for 2023. Shares of Roche Holding, a Swiss pharmaceutical and diagnostics company, fell amid declining sales of its Covid treatments and after the company reported third quarter 2023 sales in line with analysts’ estimates. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported a decline in per-share earnings during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in 3i Group PLC, Novo
Nordisk A/S and Sumitomo Mitsui Financial Group Inc. Shares of 3i Group, a U.K. private equity and venture capital investment company, rose amid positive performance from its portfolio holdings during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid strong consumer demand for the company’s weight-loss drug. Shares of Sumitomo Mitsui Financial Group, a Japanese diversified banking company, rose amid investor expectations that the company would benefit from the Bank of Japan’s moves toward interest rate policy normalization.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novo Nordisk A/S, Class B (Denmark)	2.7%
2.	Nestle SA (Registered)	2.4
3.	ASML Holding NV (Netherlands)	2.2
4.	Shell plc (Netherlands)	2.0
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
6.	AstraZeneca plc (United Kingdom)	1.8
7.	MSCI EAFE Index 12/29/2023 at USD 1,925.00, European Style	1.8
8.	Roche Holding AG	1.7
9.	BP plc (United Kingdom)	1.5
10.	Allianz SE (Registered) (Germany)	1.4

22	J.P. Morgan International Equity Funds	October 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	23.3%
United Kingdom	13.0
France	12.0
United States	9.6
Germany	7.7
Australia	6.5
Netherlands	6.0
Switzerland	5.0
Denmark	3.3
Sweden	2.5
Hong Kong	2.0
Spain	2.0
Singapore	1.0
Italy	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	2.5

October 31, 2023	J.P. Morgan International Equity Funds	23

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge *		2.55%	0.38%
Without Sales Charge		8.24	1.55
CLASS C SHARES	March 15, 2019
With CDSC **		6.75	1.04
Without CDSC		7.75	1.04
CLASS I SHARES	March 15, 2019	8.55	1.82
CLASS R5 SHARES	March 15, 2019	8.73	1.96
CLASS R6 SHARES	March 15, 2019	8.84	2.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofA 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should

24	J.P. Morgan International Equity Funds	October 31, 2023

not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

October 31, 2023	J.P. Morgan International Equity Funds	25

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Australia — 5.1%
BHP Group Ltd.	310	8,785
BlueScope Steel Ltd.	126	1,517
Coronado Global Resources, Inc., CHDI (a)	989	1,088
JB Hi-Fi Ltd.	11	325
Metcash Ltd.	136	318
New Hope Corp. Ltd.	355	1,307
Qantas Airways Ltd. *	305	957
QBE Insurance Group Ltd.	125	1,238
Rio Tinto Ltd.	29	2,135
Rio Tinto plc	54	3,428
South32 Ltd.	598	1,279
Whitehaven Coal Ltd.	262	1,233
		23,610
Austria — 0.9%
Erste Group Bank AG	41	1,482
OMV AG	29	1,273
Telekom Austria AG	173	1,205
		3,960
Belgium — 0.2%
Ageas SA	26	984
China — 0.7%
BOC Hong Kong Holdings Ltd.	651	1,720
Yangzijiang Shipbuilding Holdings Ltd.	1,453	1,541
		3,261
Denmark — 1.3%
D/S Norden A/S	22	1,259
Danske Bank A/S	75	1,761
ISS A/S	47	677
Jyske Bank A/S (Registered) *	10	720
Spar Nord Bank A/S	46	701
Sydbank A/S	17	737
		5,855
Finland — 1.5%
Fortum OYJ	92	1,095
Nordea Bank Abp	257	2,705
Outokumpu OYJ	236	969
UPM-Kymmene OYJ	62	2,085
		6,854
France — 10.7%
Air France-KLM *	59	670
AXA SA	145	4,302
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	77	4,401
Carrefour SA	81	1,425
Cie de Saint-Gobain SA	48	2,625
Cie Generale des Etablissements Michelin SCA	72	2,128
Coface SA	85	1,027
Credit Agricole SA	171	2,067
Derichebourg SA	208	901
Eiffage SA	11	1,039
Engie SA	205	3,256
Orange SA	177	2,076
Publicis Groupe SA	30	2,260
Renault SA	46	1,620
Rexel SA	44	903
Societe Generale SA	68	1,537
Sopra Steria Group SACA	4	807
Technip Energies NV	64	1,399
Television Francaise 1 SA	139	978
TotalEnergies SE	161	10,749
Trigano SA	5	636
Vallourec SACA *	100	1,205
Verallia SA (a)	33	1,071
		49,082
Germany — 9.3%
Allianz SE (Registered)	27	6,383
Bayerische Motoren Werke AG	23	2,146
Bilfinger SE	24	891
Commerzbank AG	171	1,842
Continental AG	18	1,183
Daimler Truck Holding AG	63	1,992
Deutsche Bank AG (Registered)	226	2,486
Deutsche Lufthansa AG (Registered) *	152	1,063
Deutsche Telekom AG (Registered)	252	5,464
E.ON SE	199	2,364
Freenet AG	21	532
Fresenius SE & Co. KGaA	61	1,555
Heidelberg Materials AG	24	1,721
HOCHTIEF AG	17	1,800
Mercedes-Benz Group AG	65	3,818
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	1,227
RWE AG	44	1,676
SAF-Holland SE	76	1,020
Schaeffler AG (Preference)	90	468
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Talanx AG	16	1,027
Volkswagen AG (Preference)	21	2,204
		42,862
Hong Kong — 0.6%
Kerry Properties Ltd.	613	1,032
Pacific Basin Shipping Ltd.	3,041	880
Prudential plc	89	929
		2,841
Ireland — 0.5%
Bank of Ireland Group plc	140	1,251
Greencore Group plc *	1,120	1,227
		2,478
Italy — 4.8%
Assicurazioni Generali SpA	84	1,672
Azimut Holding SpA	22	457
Eni SpA	209	3,418
Intesa Sanpaolo SpA	1,410	3,674
Iveco Group NV *	135	1,136
Maire Tecnimont SpA	251	1,170
Mediobanca Banca di Credito Finanziario SpA (b)	93	1,106
OVS SpA (a)	382	676
Pirelli & C SpA (a)	196	873
Poste Italiane SpA (a)	126	1,250
Saipem SpA *	773	1,177
UniCredit SpA	173	4,347
Unipol Gruppo SpA	214	1,161
		22,117
Japan — 21.9%
Chiba Bank Ltd. (The)	98	732
Concordia Financial Group Ltd.	226	1,052
Cosmo Energy Holdings Co. Ltd.	53	1,928
Credit Saison Co. Ltd.	92	1,376
Fujikura Ltd.	187	1,341
Fukuyama Transporting Co. Ltd.	44	1,197
Hachijuni Bank Ltd. (The)	319	1,816
Hitachi Ltd.	57	3,600
Honda Motor Co. Ltd.	275	2,819
Inpex Corp.	139	2,024
Isuzu Motors Ltd.	115	1,281
ITOCHU Corp.	49	1,769
Japan Airlines Co. Ltd.	66	1,215
Japan Tobacco, Inc.	124	2,891
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
JFE Holdings, Inc.	127	1,771
JGC Holdings Corp.	106	1,308
Kamigumi Co. Ltd.	23	465
Kandenko Co. Ltd.	85	787
KDDI Corp.	105	3,138
Komatsu Ltd.	96	2,203
Marubeni Corp.	179	2,617
Mazda Motor Corp.	177	1,717
Mitsubishi Corp.	103	4,811
Mitsubishi Estate Co. Ltd.	147	1,877
Mitsubishi UFJ Financial Group, Inc.	855	7,174
Mitsui & Co. Ltd.	79	2,864
Mitsui Fudosan Co. Ltd.	69	1,498
Mizuho Financial Group, Inc.	178	3,019
Nippon Steel Corp.	104	2,241
Nippon Telegraph & Telephone Corp.	898	1,056
Nomura Real Estate Holdings, Inc.	54	1,264
ORIX Corp.	119	2,168
Sekisui House Ltd.	64	1,245
Shimamura Co. Ltd.	12	1,204
Shizuoka Financial Group, Inc.	91	772
SoftBank Corp.	211	2,382
Sojitz Corp.	70	1,464
Subaru Corp.	85	1,466
Sumitomo Corp.	94	1,846
Sumitomo Forestry Co. Ltd.	64	1,523
Sumitomo Mitsui Financial Group, Inc.	93	4,478
Sumitomo Mitsui Trust Holdings, Inc.	50	1,882
Suzuki Motor Corp.	57	2,205
Tokio Marine Holdings, Inc.	156	3,497
Tokyo Gas Co. Ltd.	82	1,837
Tokyo Steel Manufacturing Co. Ltd.	133	1,542
Tokyu Fudosan Holdings Corp.	271	1,577
Toyota Tsusho Corp.	43	2,268
Yamaha Motor Co. Ltd.	55	1,354
Yokohama Rubber Co. Ltd. (The)	51	946
		100,507
Luxembourg — 0.1%
ArcelorMittal SA	12	264
Netherlands — 5.4%
ABN AMRO Bank NV, CVA (a)	70	943
ASR Nederland NV	29	1,100
ING Groep NV	249	3,189
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	27

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Koninklijke Heijmans N.V, CVA	100	1,147
NN Group NV	61	1,972
OCI NV	44	1,024
Randstad NV	13	653
Shell plc	453	14,596
		24,624
Norway — 2.4%
Aker Solutions ASA (a)	231	923
DNB Bank ASA	93	1,671
Equinor ASA	95	3,186
Hoegh Autoliners ASA	130	1,047
Norsk Hydro ASA	170	969
SpareBank 1 Nord Norge	74	629
SpareBank 1 SMN	39	479
SpareBank 1 SR-Bank ASA	43	465
Telenor ASA	152	1,556
		10,925
Singapore — 1.8%
DBS Group Holdings Ltd.	104	2,491
Hafnia Ltd.	160	1,049
Oversea-Chinese Banking Corp. Ltd.	287	2,664
United Overseas Bank Ltd.	113	2,235
		8,439
South Africa — 0.7%
Anglo American plc	119	3,040
Spain — 3.4%
Applus Services SA	123	1,291
Banco Bilbao Vizcaya Argentaria SA	436	3,433
Banco de Sabadell SA	849	1,055
Banco Santander SA	1,319	4,853
CaixaBank SA	414	1,683
Gestamp Automocion SA (a)	244	897
Repsol SA	160	2,337
		15,549
Sweden — 2.1%
Betsson AB, Class B *	83	842
Loomis AB	31	810
NCC AB, Class B	89	914
Securitas AB, Class B	146	1,169
Skandinaviska Enskilda Banken AB, Class A	157	1,749
SSAB AB, Class B	189	1,095
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Svenska Handelsbanken AB, Class A	160	1,363
Swedbank AB, Class A	104	1,706
		9,648
Switzerland — 6.3%
Basilea Pharmaceutica AG (Registered) *	15	570
Julius Baer Group Ltd.	28	1,685
Novartis AG (Registered)	134	12,499
Sandoz Group AG *	58	1,497
Swisscom AG (Registered)	3	1,732
UBS Group AG (Registered)	254	5,979
Zurich Insurance Group AG	10	4,926
		28,888
United Kingdom — 12.1%
3i Group plc	114	2,685
Aviva plc	292	1,413
Balfour Beatty plc	249	934
Barclays plc	1,520	2,440
Barratt Developments plc	255	1,287
Bellway plc	41	1,052
BP plc	1,253	7,651
BT Group plc	575	790
Centrica plc	1,305	2,498
CK Hutchison Holdings Ltd.	276	1,397
Drax Group plc	122	629
Future plc	93	1,004
HSBC Holdings plc	1,329	9,596
IG Group Holdings plc	56	432
Inchcape plc	138	1,115
Investec plc	232	1,288
J Sainsbury plc	449	1,406
JD Sports Fashion plc	472	734
JET2 plc	54	665
Legal & General Group plc	752	1,937
Lloyds Banking Group plc	5,042	2,454
Man Group plc	271	723
Marks & Spencer Group plc *	560	1,479
Mitie Group plc	948	1,138
Paragon Banking Group plc	180	971
Premier Foods plc	451	643
Standard Chartered plc	246	1,889
Taylor Wimpey plc	941	1,271
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Tesco plc	599	1,964
Vodafone Group plc	2,266	2,086
		55,571
United States — 4.1%
GSK plc	308	5,483
Holcim AG	51	3,167
Roche Holding AG	3	795
Sanofi SA	29	2,606
Stellantis NV	136	2,533
Stellantis NV	62	1,162
Swiss Re AG	18	1,992
Tenaris SA	73	1,165
		18,903
Total Common Stocks (Cost $402,305)		440,262
Short-Term Investments — 4.7%
Investment Companies — 4.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $20,782)	20,777	20,785
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	500	500
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	526	526
Total Investment of Cash Collateral from Securities Loaned (Cost $1,026)		1,026
Total Short-Term Investments (Cost $21,808)		21,811
Total Investments — 100.6% (Cost $424,113)		462,073
Liabilities in Excess of Other Assets — (0.6)%		(2,814)
NET ASSETS — 100.0%		459,259

Percentages indicated are based on net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Certificaten Van Aandelen (Dutch Certificate)
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $995.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	29

JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	21.2%
Oil, Gas & Consumable Fuels	11.0
Insurance	8.2
Metals & Mining	6.5
Automobiles	5.4
Pharmaceuticals	5.0
Trading Companies & Distributors	4.0
Capital Markets	3.4
Diversified Telecommunication Services	3.0
Construction & Engineering	2.0
Wireless Telecommunication Services	1.8
Multi-Utilities	1.8
Automobile Components	1.6
Real Estate Management & Development	1.6
Machinery	1.5
Consumer Staples Distribution & Retail	1.4
Household Durables	1.4
Energy Equipment & Services	1.3
Commercial Services & Supplies	1.2
Industrial Conglomerates	1.1
Construction Materials	1.1
Passenger Airlines	1.0
Others (each less than 1.0%)	8.8
Short-Term Investments	4.7
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
TOPIX Index	27	12/07/2023	JPY	4,111	(54)
EURO STOXX 50 Index	136	12/15/2023	EUR	5,877	(146)
FTSE 100 Index	38	12/15/2023	GBP	3,392	(137)
					(337)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	October 31, 2023

JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.9%
Brazil — 9.7%
Itau Unibanco Holding SA, ADR	17,330	92,023
MercadoLibre, Inc. *	121	149,891
NU Holdings Ltd., Class A *	25,594	209,868
Petroleo Brasileiro SA, ADR	6,493	89,800
Raia Drogasil SA	16,203	82,947
WEG SA	10,028	65,498
		690,027
China — 27.8%
Alibaba Group Holding Ltd., ADR *	1,462	120,660
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	9,480	32,165
Budweiser Brewing Co. APAC Ltd. (a)	17,410	33,086
Contemporary Amperex Technology Co. Ltd., Class A	1,863	47,156
Dada Nexus Ltd., ADR *	3,128	12,013
Fuyao Glass Industry Group Co. Ltd., Class A	10,452	53,008
JD.com, Inc., ADR	321	8,156
JD.com, Inc., Class A	5,777	73,444
Jiangsu Hengli Hydraulic Co. Ltd., Class A	12,233	93,830
Kingdee International Software Group Co. Ltd. *	23,715	31,467
Kweichow Moutai Co. Ltd., Class A	473	108,594
Midea Group Co. Ltd., Class A	13,157	94,864
NetEase, Inc., ADR	63	6,707
NetEase, Inc.	5,751	123,085
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,692	104,852
Shenzhou International Group Holdings Ltd.	10,325	101,413
Silergy Corp.	3,011	26,912
Tencent Holdings Ltd.	8,843	327,272
Wanhua Chemical Group Co. Ltd., Class A	8,018	96,938
Wuliangye Yibin Co. Ltd., Class A	5,128	108,953
WuXi AppTec Co. Ltd., Class A	11,606	136,764
Wuxi Biologics Cayman, Inc. * (a)	13,079	81,322
Yum China Holdings, Inc.	2,803	147,309
		1,969,970
Hong Kong — 4.2%
AIA Group Ltd.	17,276	150,020
Prudential plc	6,410	67,023
Techtronic Industries Co. Ltd.	8,570	78,244
		295,287
India — 16.3%
Apollo Hospitals Enterprise Ltd.	620	35,926
Asian Paints Ltd.	1,182	42,594
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Bharti Airtel Ltd.	8,429	92,571
Britannia Industries Ltd.	828	44,046
HDFC Bank Ltd., ADR	272	15,360
HDFC Bank Ltd.	21,578	382,890
HDFC Life Insurance Co. Ltd. (a)	6,380	47,393
Hindustan Unilever Ltd.	2,906	86,733
Infosys Ltd., ADR	4,071	66,854
Infosys Ltd.	3,205	52,713
ITC Ltd.	16,145	83,105
Kotak Mahindra Bank Ltd.	5,329	111,396
Tata Consultancy Services Ltd.	2,354	95,291
		1,156,872
Indonesia — 3.5%
Bank Central Asia Tbk. PT	220,479	121,466
Bank Rakyat Indonesia Persero Tbk. PT	408,730	127,804
		249,270
Macau — 1.1%
Sands China Ltd. *	27,812	74,871
Mexico — 3.4%
Grupo Financiero Banorte SAB de CV, Class O	13,323	107,929
Wal-Mart de Mexico SAB de CV	37,689	135,044
		242,973
Panama — 1.2%
Copa Holdings SA, Class A	1,020	83,274
Portugal — 1.6%
Jeronimo Martins SGPS SA	4,779	110,163
South Africa — 4.0%
Bid Corp. Ltd.	3,101	65,782
Capitec Bank Holdings Ltd.	754	66,990
FirstRand Ltd.	26,704	88,035
Shoprite Holdings Ltd.	4,584	58,741
		279,548
South Korea — 8.5%
Kia Corp.	1,307	74,680
Samsung Electronics Co. Ltd.	9,305	463,155
SK Hynix, Inc.	764	66,352
		604,187
Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA	13,675	107,580
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 12.3%
Chailease Holding Co. Ltd.	18,994	103,031
Delta Electronics, Inc.	9,423	84,919
Realtek Semiconductor Corp.	4,830	60,195
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,127	528,860
Taiwan Semiconductor Manufacturing Co. Ltd.	5,951	97,195
		874,200
Turkey — 1.2%
Aselsan Elektronik Sanayi ve Ticaret A/S	19,304	28,179
BIM Birlesik Magazalar A/S	6,031	57,931
		86,110
United States — 3.6%
EPAM Systems, Inc. *	357	77,719
Estee Lauder Cos., Inc. (The), Class A	430	55,343
Globant SA *	245	41,743
Las Vegas Sands Corp.	751	35,649
Monolithic Power Systems, Inc.	97	42,951
		253,405
Total Common Stocks (Cost $6,475,307)		7,077,737
Short-Term Investments — 0.7%
Investment Companies — 0.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (b) (c)(Cost $46,875)	46,859	46,878
Total Investments — 100.6% (Cost $6,522,182)		7,124,615
Liabilities in Excess of Other Assets — (0.6)%		(43,901)
NET ASSETS — 100.0%		7,080,714

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	18.9%
Semiconductors & Semiconductor Equipment	11.5
Consumer Staples Distribution & Retail	7.3
Technology Hardware, Storage & Peripherals	6.5
Broadline Retail	4.9
IT Services	4.7
Interactive Media & Services	4.6
Insurance	3.7
Hotels, Restaurants & Leisure	3.6
Beverages	3.5
Life Sciences Tools & Services	3.1
Financial Services	2.7
Machinery	2.4
Personal Care Products	2.0
Chemicals	2.0
Entertainment	1.8
Electrical Equipment	1.6
Health Care Equipment & Supplies	1.5
Textiles, Apparel & Luxury Goods	1.4
Household Durables	1.3
Wireless Telecommunication Services	1.3
Oil, Gas & Consumable Fuels	1.3
Electronic Equipment, Instruments & Components	1.2
Passenger Airlines	1.2
Tobacco	1.2
Automobiles	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	0.7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Brazil — 5.9%
B3 SA - Brasil Bolsa Balcao	674	1,491
Banco Bradesco SA (Preference)	269	747
Banco do Brasil SA	493	4,727
Centrais Eletricas Brasileiras SA	539	3,709
Cia Energetica de Minas Gerais (Preference)	797	1,850
Gerdau SA (Preference)	1,216	5,275
Itau Unibanco Holding SA (Preference)	1,589	8,452
Itausa SA *	43	74
Itausa SA (Preference)	2,859	4,906
Localiza Rent a Car SA	574	5,809
Lojas Renner SA	1,152	2,814
MercadoLibre, Inc. *	1	1,006
NU Holdings Ltd., Class A *	95	783
Petroleo Brasileiro SA (Preference)	2,702	18,616
Raia Drogasil SA	1,080	5,528
Suzano SA	599	6,140
TIM SA, ADR	313	4,724
Transmissora Alianca de Energia Eletrica S/A	244	1,639
Vale SA, ADR	1,126	15,439
WEG SA	976	6,374
		100,103
Chile — 0.3%
Banco Santander Chile, ADR (a)	245	4,264
China — 29.7%
Aier Eye Hospital Group Co. Ltd., Class A	524	1,307
Alibaba Group Holding Ltd. *	4,723	48,620
Amoy Diagnostics Co. Ltd., Class A	195	578
Angel Yeast Co. Ltd., Class A	471	2,246
ANTA Sports Products Ltd.	373	4,216
Baidu, Inc., ADR *	69	7,275
Baidu, Inc., Class A *	54	708
Baoshan Iron & Steel Co. Ltd., Class A	4,270	3,641
BOC Aviation Ltd. (b)	221	1,362
BOE Technology Group Co. Ltd., Class A	8,334	4,452
BYD Co. Ltd., Class H	188	5,702
CGN Power Co. Ltd., Class H (b)	11,175	2,685
Chacha Food Co. Ltd., Class A	429	2,163
China Construction Bank Corp., Class H	33,895	19,170
China International Capital Corp. Ltd., Class H (b)	2,172	3,459
China Life Insurance Co. Ltd., Class H	3,386	4,586
China Longyuan Power Group Corp. Ltd., Class H	2,917	2,469
China Merchants Bank Co. Ltd., Class A	294	1,233
China Merchants Bank Co. Ltd., Class H	2,202	8,353
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Oilfield Services Ltd., Class H	2,890	3,417
China Overseas Land & Investment Ltd.	2,264	4,273
China Pacific Insurance Group Co. Ltd., Class H	1,537	3,786
China Petroleum & Chemical Corp., Class H	8,238	4,213
China Resources Land Ltd.	1,656	6,199
China Resources Mixc Lifestyle Services Ltd. (b)	412	1,607
China Shenhua Energy Co. Ltd., Class H	319	978
China State Construction Engineering Corp. Ltd., Class A	1,184	835
China Vanke Co. Ltd., Class H	2,028	1,898
China Yangtze Power Co. Ltd., Class A	1,157	3,558
Chongqing Brewery Co. Ltd., Class A	149	1,594
Chongqing Fuling Zhacai Group Co. Ltd., Class A	1,197	2,521
Contemporary Amperex Technology Co. Ltd., Class A	93	2,351
Country Garden Services Holdings Co. Ltd.	496	433
CRRC Corp. Ltd., Class H	1,701	709
CSPC Pharmaceutical Group Ltd.	1,782	1,557
Dongguan Yiheda Automation Co. Ltd., Class A	156	631
ENN Energy Holdings Ltd.	571	4,325
Flat Glass Group Co. Ltd., Class H *	267	480
Focus Media Information Technology Co. Ltd., Class A	1,008	949
Foshan Haitian Flavouring & Food Co. Ltd., Class A	536	2,751
Foxconn Industrial Internet Co. Ltd., Class A	634	1,273
Fuyao Glass Industry Group Co. Ltd., Class H (b)	1,030	4,696
Ganfeng Lithium Group Co. Ltd. (b)	198	710
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	269	2,266
H World Group Ltd., ADR *	20	767
H World Group Ltd. *	1,483	5,576
Haier Smart Home Co. Ltd., Class H	2,278	6,498
Hangzhou Tigermed Consulting Co. Ltd., Class H (b)	165	928
Hefei Meiya Optoelectronic Technology, Inc., Class A	445	1,176
Hongfa Technology Co. Ltd., Class A	403	1,593
Huatai Securities Co. Ltd., Class H (b)	801	1,048
Huayu Automotive Systems Co. Ltd., Class A	902	2,157
Hundsun Technologies, Inc., Class A	139	591
Imeik Technology Development Co. Ltd., Class A	13	566
Industrial & Commercial Bank of China Ltd., Class H	19,783	9,481
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,016	3,796
JA Solar Technology Co. Ltd., Class A	409	1,248
JD Health International, Inc. * (b)	228	1,037
JD.com, Inc., Class A	860	10,928
Jiangsu Hengli Hydraulic Co. Ltd., Class A	345	2,646
Jiumaojiu International Holdings Ltd. (b)	256	279
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Joinn Laboratories China Co. Ltd., Class H (b)	363	676
Kanzhun Ltd., ADR *	83	1,235
KE Holdings, Inc., ADR	70	1,025
Kingdee International Software Group Co. Ltd. *	1,917	2,544
Kunlun Energy Co. Ltd.	5,792	4,825
Kweichow Moutai Co. Ltd., Class A	33	7,646
Lenovo Group Ltd.	1,048	1,220
Li Auto, Inc., Class A *	50	846
LONGi Green Energy Technology Co. Ltd., Class A	1,120	3,686
Meituan * (b)	1,552	22,004
Midea Group Co. Ltd., Class A	338	2,437
Minth Group Ltd.	802	1,790
Montage Technology Co. Ltd., Class A	103	777
NARI Technology Co. Ltd., Class A	558	1,718
NetEase, Inc.	757	16,193
NIO, Inc., Class A *	156	1,142
Oppein Home Group, Inc., Class A	69	822
PDD Holdings, Inc., ADR *	158	16,020
PetroChina Co. Ltd., Class H	7,520	4,908
Pharmaron Beijing Co. Ltd., Class H (b)	688	1,642
PICC Property & Casualty Co. Ltd., Class H	4,308	4,920
Ping An Bank Co. Ltd., Class A	2,897	4,128
Ping An Insurance Group Co. of China Ltd., Class H	2,861	14,515
Postal Savings Bank of China Co. Ltd., Class H (b)	5,494	2,508
Qingdao Haier Biomedical Co. Ltd., Class A	233	1,161
Sany Heavy Industry Co. Ltd., Class A	412	812
Shanghai Baosight Software Co. Ltd., Class A	284	1,650
Shanghai Liangxin Electrical Co. Ltd., Class A	865	1,118
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	120	4,682
Shenzhen Transsion Holdings Co. Ltd., Class A	56	1,021
Shenzhou International Group Holdings Ltd.	287	2,818
Silergy Corp.	256	2,288
Skshu Paint Co. Ltd., Class A *	191	1,548
StarPower Semiconductor Ltd., Class A	37	861
Sunny Optical Technology Group Co. Ltd.	115	960
Suzhou Maxwell Technologies Co. Ltd., Class A	56	922
Tencent Holdings Ltd.	1,923	71,183
Tingyi Cayman Islands Holding Corp.	1,062	1,409
Trip.com Group Ltd., ADR *	102	3,472
Trip.com Group Ltd. *	54	1,840
Wanhua Chemical Group Co. Ltd., Class A	359	4,342
Wuliangye Yibin Co. Ltd., Class A	208	4,419
WuXi AppTec Co. Ltd., Class H (b)	514	6,175
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Wuxi Biologics Cayman, Inc. * (b)	1,271	7,903
Xinyi Solar Holdings Ltd.	2,210	1,301
XPeng, Inc., ADR * (a)	118	1,703
XPeng, Inc., Class A *	210	1,529
Yum China Holdings, Inc.	106	5,563
Yum China Holdings, Inc.	47	2,454
Zhejiang Dingli Machinery Co. Ltd., Class A	428	3,176
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	450	2,665
Zhejiang Weixing New Building Materials Co. Ltd., Class A	809	1,817
Zhuzhou CRRC Times Electric Co. Ltd., Class H	997	3,219
Zijin Mining Group Co. Ltd., Class H	4,770	7,379
ZTO Express Cayman, Inc.	81	1,888
		505,055
Colombia — 0.3%
Bancolombia SA, ADR	67	1,712
Ecopetrol SA, ADR (a)	211	2,490
		4,202
Greece — 0.4%
Hellenic Telecommunications Organization SA	246	3,441
OPAP SA	151	2,560
		6,001
Hong Kong — 0.2%
Sino Biopharmaceutical Ltd.	3,345	1,299
Techtronic Industries Co. Ltd.	268	2,447
		3,746
Hungary — 0.4%
OTP Bank Nyrt.	127	4,743
Richter Gedeon Nyrt.	118	2,768
		7,511
India — 15.1%
Aarti Industries Ltd.	260	1,420
ABB India Ltd.	24	1,200
Apollo Hospitals Enterprise Ltd.	77	4,477
Ashok Leyland Ltd.	1,956	3,944
Asian Paints Ltd.	66	2,383
Aurobindo Pharma Ltd.	128	1,305
Axis Bank Ltd.	725	8,555
Bajaj Finance Ltd.	37	3,294
Bharat Petroleum Corp. Ltd.	541	2,268
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	35

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Biocon Ltd.	584	1,541
Britannia Industries Ltd.	110	5,854
Cipla Ltd.	121	1,742
Colgate-Palmolive India Ltd.	84	2,120
Dabur India Ltd.	411	2,610
Divi's Laboratories Ltd.	21	865
Dr Reddy's Laboratories Ltd.	98	6,323
Eicher Motors Ltd.	128	5,083
GAIL India Ltd.	594	853
Godrej Properties Ltd. *	168	3,351
HCL Technologies Ltd.	134	2,060
HDFC Bank Ltd., ADR	13	712
HDFC Bank Ltd.	1,001	17,756
HDFC Life Insurance Co. Ltd. (b)	673	5,000
Hindalco Industries Ltd.	365	2,015
Hindustan Unilever Ltd.	361	10,785
ICICI Bank Ltd.	1,514	16,661
ICICI Prudential Life Insurance Co. Ltd. (b)	163	1,028
Infosys Ltd., ADR	1,103	18,117
InterGlobe Aviation Ltd. * (b)	61	1,797
ITC Ltd.	1,563	8,044
Kotak Mahindra Bank Ltd.	493	10,301
Larsen & Toubro Ltd.	224	7,883
Mahindra & Mahindra Ltd.	442	7,747
Maruti Suzuki India Ltd.	75	9,408
Max Healthcare Institute Ltd.	196	1,350
NTPC Ltd.	1,133	3,210
Oil & Natural Gas Corp. Ltd.	1,144	2,559
Page Industries Ltd.	2	872
Petronet LNG Ltd.	1,424	3,412
Power Grid Corp. of India Ltd.	2,447	5,944
Reliance Industries Ltd.	929	25,549
Shriram Finance Ltd.	266	6,002
Tata Consultancy Services Ltd.	302	12,222
Tata Consumer Products Ltd.	312	3,378
Tata Steel Ltd.	821	1,171
UltraTech Cement Ltd.	69	6,930
UPL Ltd.	729	4,734
WNS Holdings Ltd., ADR *	12	630
		256,465
Indonesia — 2.0%
Bank Central Asia Tbk. PT	23,016	12,680
Bank Mandiri Persero Tbk. PT	5,703	2,038
INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — continued
Bank Rakyat Indonesia Persero Tbk. PT	29,479	9,217
Telkom Indonesia Persero Tbk. PT	31,192	6,838
United Tractors Tbk. PT	2,510	3,972
		34,745
Malaysia — 1.1%
CIMB Group Holdings Bhd.	3,211	3,848
Malayan Banking Bhd.	1,162	2,200
Petronas Chemicals Group Bhd.	2,557	3,942
Public Bank Bhd.	7,307	6,382
Tenaga Nasional Bhd.	1,411	2,932
		19,304
Mexico — 2.8%
America Movil SAB de CV	7,286	6,025
Cemex SAB de CV *	3,956	2,367
Fomento Economico Mexicano SAB de CV	321	3,632
Grupo Aeroportuario del Pacifico SAB de CV, Class B	300	3,508
Grupo Aeroportuario del Sureste SAB de CV, Class B	179	3,861
Grupo Financiero Banorte SAB de CV, Class O	1,091	8,839
Grupo Mexico SAB de CV	1,212	5,032
Kimberly-Clark de Mexico SAB de CV, Class A	1,579	2,894
Regional SAB de CV	348	2,638
Wal-Mart de Mexico SAB de CV	2,223	7,965
		46,761
Panama — 0.1%
Copa Holdings SA, Class A	20	1,602
Peru — 0.4%
Credicorp Ltd.	51	6,381
Philippines — 0.2%
Ayala Land, Inc.	3,787	1,863
BDO Unibank, Inc.	840	1,890
		3,753
Poland — 0.3%
Dino Polska SA * (b)	25	2,374
Powszechny Zaklad Ubezpieczen SA	305	3,448
		5,822
Qatar — 0.6%
Industries Qatar QSC	1,042	3,499
Qatar National Bank QPSC	1,642	6,716
		10,215
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Russia — 0.1%
Gazprom PJSC ‡ *	4,581	235
Magnitogorsk Iron & Steel Works PJSC ‡ *	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡ *	—	—
MMC Norilsk Nickel PJSC ‡ *	41	176
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	55
Sberbank of Russia PJSC ‡	3,172	89
Severstal PAO, GDR ‡ * (b)	329	105
TCS Group Holding plc, GDR ‡ * (b)	69	50
X5 Retail Group NV, GDR ‡ * (b)	207	50
		846
Saudi Arabia — 3.8%
Al Rajhi Bank	744	13,309
Alinma Bank	545	4,782
Almarai Co. JSC	243	3,618
Dr Sulaiman Al Habib Medical Services Group Co.	12	814
Etihad Etisalat Co.	316	3,881
SABIC Agri-Nutrients Co.	94	3,369
Saudi Arabian Mining Co. *	194	1,862
Saudi Arabian Oil Co. (b)	788	7,004
Saudi Basic Industries Corp.	376	7,726
Saudi National Bank (The)	1,200	10,738
Saudi Telecom Co.	726	7,438
		64,541
South Africa — 3.8%
Absa Group Ltd.	199	1,813
Bid Corp. Ltd.	252	5,347
Bidvest Group Ltd. (The)	378	5,350
Capitec Bank Holdings Ltd.	78	6,939
Clicks Group Ltd.	394	5,804
Discovery Ltd.	224	1,545
FirstRand Ltd.	2,060	6,790
Foschini Group Ltd. (The)	459	2,483
Gold Fields Ltd.	156	2,060
Impala Platinum Holdings Ltd.	339	1,412
MTN Group Ltd.	807	3,941
Naspers Ltd., Class N *	51	7,983
Sanlam Ltd.	1,131	3,966
Standard Bank Group Ltd.	701	6,883
Vodacom Group Ltd.	275	1,498
		63,814
INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — 12.4%
BGF retail Co. Ltd.	17	1,721
Hana Financial Group, Inc.	231	6,706
Hankook Tire & Technology Co. Ltd.	67	1,914
HL Mando Co. Ltd.	47	1,145
Hotel Shilla Co. Ltd.	16	764
Hugel, Inc. *	16	1,696
Hyundai Glovis Co. Ltd.	36	4,573
Hyundai Marine & Fire Insurance Co. Ltd.	72	1,689
Hyundai Mobis Co. Ltd.	36	5,553
Hyundai Motor Co.	23	2,906
KakaoBank Corp.	95	1,285
KB Financial Group, Inc.	183	6,962
Kia Corp.	135	7,710
KIWOOM Securities Co. Ltd.	26	1,566
LG Chem Ltd.	25	8,035
LG Energy Solution Ltd. *	9	2,440
LG H&H Co. Ltd.	6	1,477
Lotte Chemical Corp.	20	2,204
NAVER Corp.	58	8,112
NCSoft Corp.	14	2,454
Orion Corp.	12	1,028
POSCO Holdings, Inc.	20	6,203
Samsung Biologics Co. Ltd. * (b)	12	6,239
Samsung C&T Corp.	23	1,816
Samsung Electronics Co. Ltd.	1,559	77,595
Samsung Engineering Co. Ltd. *	84	1,487
Samsung Fire & Marine Insurance Co. Ltd.	28	5,323
Samsung SDI Co. Ltd.	8	2,471
Shinhan Financial Group Co. Ltd.	201	5,168
SK Hynix, Inc.	194	16,815
SK IE Technology Co. Ltd. * (b)	28	1,236
SK Innovation Co. Ltd. *	36	3,237
SK Telecom Co. Ltd.	85	3,089
SK, Inc.	14	1,514
SKC Co. Ltd.	30	1,779
SM Entertainment Co. Ltd.	22	1,645
S-Oil Corp.	66	3,250
		210,807
Taiwan — 14.4%
Accton Technology Corp.	397	6,151
Advantech Co. Ltd.	592	6,082
ASE Technology Holding Co. Ltd.	2,065	7,230
Asustek Computer, Inc.	245	2,569
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	37

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — continued
AUO Corp.	4,656	2,254
Chailease Holding Co. Ltd.	1,049	5,694
Chunghwa Telecom Co. Ltd.	1,458	5,215
CTBC Financial Holding Co. Ltd.	9,271	6,982
Delta Electronics, Inc.	767	6,912
E.Sun Financial Holding Co. Ltd.	7,532	5,550
Eclat Textile Co. Ltd.	210	3,342
eMemory Technology, Inc.	43	2,694
Fubon Financial Holding Co. Ltd.	3,616	6,725
Giant Manufacturing Co. Ltd.	291	1,471
Hon Hai Precision Industry Co. Ltd.	2,404	7,175
Largan Precision Co. Ltd.	64	4,099
MediaTek, Inc.	224	5,846
Mega Financial Holding Co. Ltd.	1,492	1,693
Nan Ya Plastics Corp.	1,977	3,783
Nien Made Enterprise Co. Ltd.	235	2,079
Novatek Microelectronics Corp.	195	2,746
President Chain Store Corp.	449	3,572
Quanta Computer, Inc.	590	3,484
Realtek Semiconductor Corp.	448	5,583
Taiwan Mobile Co. Ltd.	1,078	3,186
Taiwan Semiconductor Manufacturing Co. Ltd.	6,865	112,123
Uni-President Enterprises Corp.	2,909	6,103
United Microelectronics Corp.	3,043	4,376
Vanguard International Semiconductor Corp.	474	1,029
Wiwynn Corp.	79	3,733
Yuanta Financial Holding Co. Ltd.	7,071	5,312
		244,793
Thailand — 2.1%
Airports of Thailand PCL *	2,573	4,778
Bangkok Bank PCL	392	1,715
CP ALL PCL	1,027	1,569
Indorama Ventures PCL	1,968	1,296
Kasikornbank PCL	828	3,028
PTT Exploration & Production PCL	1,251	5,715
PTT Exploration & Production PCL, NVDR	85	387
PTT Global Chemical PCL	2,058	1,977
PTT Global Chemical PCL, NVDR	127	122
PTT PCL	3,257	2,996
PTT PCL, NVDR	138	127
SCB X PCL	927	2,524
SCG Packaging PCL	1,516	1,519
Siam Cement PCL (The), NVDR	18	143
INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued
Siam Cement PCL (The) (Registered)	544	4,359
Thai Oil PCL	1,963	2,571
Thai Oil PCL, NVDR	76	100
Thai Union Group PCL, Class F	3,683	1,383
		36,309
Turkey — 0.3%
BIM Birlesik Magazalar A/S	237	2,280
Ford Otomotiv Sanayi A/S	54	1,500
KOC Holding A/S	352	1,700
		5,480
United Arab Emirates — 0.9%
Dubai Islamic Bank PJSC	2,183	3,209
Emaar Properties PJSC	4,406	8,028
Emirates Telecommunications Group Co. PJSC	463	2,329
First Abu Dhabi Bank PJSC	665	2,294
		15,860
United Kingdom — 0.1%
Anglogold Ashanti plc	116	2,139
United States — 0.2%
Genpact Ltd.	40	1,350
Globant SA *	7	1,111
Parade Technologies Ltd.	18	590
		3,051
Total Common Stocks (Cost $1,730,557)		1,663,570
Short-Term Investments — 1.8%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $27,008)	27,000	27,011
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	2,983	2,984
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	1,215	1,215
Total Investment of Cash Collateral from Securities Loaned (Cost $4,199)		4,199
Total Short-Term Investments (Cost $31,207)		31,210
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 99.7% (Cost $1,761,764)		1,694,780
Other Assets Less Liabilities — 0.3%		5,551
NET ASSETS — 100.0%		1,700,331

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $4,025.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	16.7%
Semiconductors & Semiconductor Equipment	10.2
Technology Hardware, Storage & Peripherals	5.6
Oil, Gas & Consumable Fuels	5.6
Interactive Media & Services	5.2
Broadline Retail	5.0
Insurance	3.3
Metals & Mining	3.2
Chemicals	3.0
Automobiles	2.7
Hotels, Restaurants & Leisure	2.6
Consumer Staples Distribution & Retail	2.2
Food Products	2.1
IT Services	2.0
Electronic Equipment, Instruments & Components	1.7
Real Estate Management & Development	1.7
Wireless Telecommunication Services	1.6
Diversified Telecommunication Services	1.5
Life Sciences Tools & Services	1.4
Entertainment	1.2
Machinery	1.1
Financial Services	1.1
Electrical Equipment	1.0
Beverages	1.0
Automobile Components	1.0
Personal Care Products	1.0
Others (each less than 1.0%)	13.5
Short-Term Investments	1.8
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	636	12/15/2023	USD	29,218	(1,177)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	39

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 0.8%
Rio Tinto plc	59	3,783
China — 1.7%
Prosus NV *	301	8,429
Denmark — 6.6%
Carlsberg A/S, Class B	62	7,430
Novo Nordisk A/S, Class B	265	25,549
		32,979
Finland — 1.6%
Nordea Bank Abp	762	8,027
France — 22.7%
Air Liquide SA	90	15,340
Amundi SA (a)	1	52
BNP Paribas SA	112	6,462
Elis SA	49	809
Engie SA	931	14,808
Gaztransport Et Technigaz SA	34	4,344
Legrand SA	87	7,564
LVMH Moet Hennessy Louis Vuitton SE	7	4,780
Publicis Groupe SA	95	7,229
Safran SA	52	8,070
Sodexo SA	58	6,150
SPIE SA	178	4,689
Thales SA	26	3,771
TotalEnergies SE	273	18,255
Vinci SA	99	10,992
		113,315
Germany — 12.3%
Allianz SE (Registered)	51	11,975
CTS Eventim AG & Co. KGaA	108	6,536
DWS Group GmbH & Co. KGaA (a)	132	3,874
Heidelberg Materials AG	73	5,322
HUGO BOSS AG	56	3,275
KION Group AG	97	2,969
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	26	10,274
RWE AG	314	12,019
Scout24 SE (a)	82	5,038
		61,282
Ireland — 3.8%
AIB Group plc	1,399	6,073
Bank of Ireland Group plc	733	6,573
INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — continued
Bank of Ireland Group plc	7	64
Ryanair Holdings plc, ADR *	72	6,366
		19,076
Italy — 6.9%
Buzzi SpA	202	5,348
Coca-Cola HBC AG	265	6,887
Prysmian SpA	192	7,191
UniCredit SpA	606	15,186
		34,612
Jordan — 0.9%
Hikma Pharmaceuticals plc	203	4,707
Netherlands — 8.4%
Koninklijke Ahold Delhaize NV	366	10,839
Koninklijke KPN NV	2,065	6,941
Shell plc	748	24,085
		41,865
Norway — 0.5%
Aker Solutions ASA (a)	597	2,383
Spain — 4.5%
Banco Bilbao Vizcaya Argentaria SA	981	7,717
Banco de Sabadell SA	3,871	4,814
Industria de Diseno Textil SA (b)	289	9,960
		22,491
Sweden — 2.6%
AAK AB	197	3,756
Volvo AB, Class B	460	9,112
		12,868
Switzerland — 5.5%
Accelleron Industries AG	201	4,967
Logitech International SA (Registered)	28	2,232
Novartis AG (Registered)	217	20,276
		27,475
United Kingdom — 11.6%
3i Group plc	385	9,069
Games Workshop Group plc	37	4,436
Inchcape plc	326	2,643
Melrose Industries plc	1,187	6,761
Rolls-Royce Holdings plc *	2,176	5,727
Rotork plc	1,293	4,622
SSE plc	347	6,886
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Taylor Wimpey plc	2,683	3,624
Weir Group plc (The)	171	3,558
Whitbread plc	258	10,472
		57,798
United States — 5.2%
GSK plc	492	8,765
Schneider Electric SE	51	7,808
Stellantis NV	488	9,128
		25,701
Total Common Stocks (Cost $432,038)		476,791
Short-Term Investments — 5.5%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $19,258)	19,252	19,259
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)(Cost $7,929)	7,929	7,929
Total Short-Term Investments (Cost $27,187)		27,188
Total Investments — 101.1% (Cost $459,225)		503,979
Liabilities in Excess of Other Assets — (1.1)%		(5,304)
NET ASSETS — 100.0%		498,675

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $7,421.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	11.8%
Banks	10.9
Oil, Gas & Consumable Fuels	9.3
Electrical Equipment	5.5
Aerospace & Defense	4.8
Insurance	4.4
Machinery	4.0
Hotels, Restaurants & Leisure	3.3
Chemicals	3.0
Multi-Utilities	2.9
Beverages	2.8
Capital Markets	2.6
Independent Power and Renewable Electricity Producers	2.4
Construction & Engineering	2.2
Consumer Staples Distribution & Retail	2.2
Construction Materials	2.1
Specialty Retail	2.0
Automobiles	1.8
Broadline Retail	1.7
Textiles, Apparel & Luxury Goods	1.6
Media	1.4
Diversified Telecommunication Services	1.4
Electric Utilities	1.4
Entertainment	1.3
Passenger Airlines	1.3
Commercial Services & Supplies	1.1
Interactive Media & Services	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	5.4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	41

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	291	12/15/2023	EUR	12,575	95
FTSE 100 Index	76	12/15/2023	GBP	6,784	(8)
					87

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	October 31, 2023

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Australia — 2.7%
BHP Group Ltd.	2,083	58,960
BHP Group Ltd.	530	15,085
Woodside Energy Group Ltd.	1,294	28,172
Woodside Energy Group Ltd.	160	3,497
		105,714
Austria — 0.7%
Erste Group Bank AG	723	25,907
Belgium — 1.0%
KBC Group NV	698	38,434
Denmark — 3.9%
Carlsberg A/S, Class B	381	45,437
Genmab A/S *	56	15,919
Novo Nordisk A/S, Class B	974	93,914
		155,270
France — 16.0%
Air Liquide SA	359	61,495
Airbus SE	393	52,689
BNP Paribas SA	636	36,589
Capgemini SE	234	41,359
Engie SA	3,171	50,439
Kering SA	65	26,415
L'Oreal SA	113	47,484
LVMH Moet Hennessy Louis Vuitton SE	107	76,409
Pernod Ricard SA	156	27,621
Safran SA	438	68,501
Societe Generale SA	1,170	26,292
TotalEnergies SE	1,019	68,112
Vinci SA	436	48,193
		631,598
Germany — 8.1%
Allianz SE (Registered)	369	86,451
Deutsche Boerse AG	282	46,345
Deutsche Post AG	959	37,434
Infineon Technologies AG	1,327	38,768
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	123	49,454
RWE AG	1,550	59,306
		317,758
Hong Kong — 2.8%
AIA Group Ltd.	6,480	56,269
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued
Prudential plc	2,924	30,581
Techtronic Industries Co. Ltd.	2,474	22,587
		109,437
India — 0.9%
HDFC Bank Ltd., ADR	621	35,123
Italy — 1.7%
UniCredit SpA	2,671	66,966
Japan — 20.2%
Ajinomoto Co., Inc.	731	26,691
Bridgestone Corp.	1,213	45,906
Daikin Industries Ltd.	339	48,934
Hoya Corp.	425	40,953
Keyence Corp.	162	62,597
Kyowa Kirin Co. Ltd.	1,225	19,212
Mitsubishi UFJ Financial Group, Inc.	5,420	45,468
Nippon Telegraph & Telephone Corp.	60,615	71,331
Recruit Holdings Co. Ltd.	1,160	33,255
Seven & i Holdings Co. Ltd.	1,002	36,719
Shimano, Inc.	281	40,409
Shin-Etsu Chemical Co. Ltd.	2,038	60,940
SMC Corp.	73	33,893
Sony Group Corp.	869	72,248
Sumitomo Mitsui Financial Group, Inc.	740	35,659
Terumo Corp.	1,086	29,714
Tokio Marine Holdings, Inc.	2,469	55,237
Tokyo Electron Ltd.	282	37,236
		796,402
Macau — 0.5%
Sands China Ltd. *	8,080	21,753
Netherlands — 6.0%
ASML Holding NV	144	86,678
Shell plc	4,633	149,304
		235,982
Singapore — 1.8%
DBS Group Holdings Ltd.	2,909	69,884
South Africa — 0.7%
Anglo American plc	1,106	28,170
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	43

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — 1.2%
Samsung Electronics Co. Ltd., GDR (a)	23	29,185
Samsung Electronics Co. Ltd., GDR (a)	16	19,508
		48,693
Spain — 3.0%
Iberdrola SA	5,723	63,653
Industria de Diseno Textil SA (b)	1,559	53,813
		117,466
Sweden — 4.0%
Atlas Copco AB, Class A	3,061	39,632
Sandvik AB	1,869	31,837
Svenska Handelsbanken AB, Class A	3,595	30,652
Volvo AB, Class B	2,915	57,757
		159,878
Switzerland — 0.9%
Cie Financiere Richemont SA (Registered)	314	36,988
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	334	28,806
United Kingdom — 12.4%
3i Group plc	2,517	59,341
AstraZeneca plc	708	88,576
BP plc	12,507	76,369
Diageo plc	1,313	49,648
InterContinental Hotels Group plc	580	41,078
Lloyds Banking Group plc	102,502	49,888
London Stock Exchange Group plc	506	51,089
Next plc	93	7,805
RELX plc	1,827	63,741
		487,535
United States — 8.0%
Ferguson plc	246	36,941
Nestle SA (Registered)	1,184	127,649
Roche Holding AG	279	71,928
Sanofi SA	372	33,751
Stellantis NV	2,535	47,364
		317,633
Total Common Stocks (Cost $3,289,262)		3,835,397
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $95,462)	95,433	95,471
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (c) (d)	37,995	38,003
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (c) (d)	4,963	4,963
Total Investment of Cash Collateral from Securities Loaned (Cost $42,966)		42,966
Total Short-Term Investments (Cost $138,428)		138,437
Total Investments — 100.7% (Cost $3,427,690)		3,973,834
Liabilities in Excess of Other Assets — (0.7)%		(27,587)
NET ASSETS — 100.0%		3,946,247

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $40,213.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	October 31, 2023

Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	11.6%
Oil, Gas & Consumable Fuels	8.2
Pharmaceuticals	7.7
Insurance	7.0
Semiconductors & Semiconductor Equipment	4.8
Machinery	4.7
Capital Markets	3.9
Food Products	3.9
Textiles, Apparel & Luxury Goods	3.5
Beverages	3.1
Chemicals	3.1
Aerospace & Defense	3.1
Metals & Mining	2.6
Professional Services	2.4
Household Durables	1.8
Diversified Telecommunication Services	1.8
Health Care Equipment & Supplies	1.8
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.6
Independent Power and Renewable Electricity Producers	1.5
Specialty Retail	1.4
Multi-Utilities	1.3
Building Products	1.2
Technology Hardware, Storage & Peripherals	1.2
Construction & Engineering	1.2
Personal Care Products	1.2
Automobiles	1.2
Automobile Components	1.2
IT Services	1.0
Leisure Products	1.0
Others (each less than 1.0%)	3.3
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	45

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Australia — 2.2%
BHP Group Ltd.	1,067	30,345
Belgium — 1.9%
KBC Group NV	456	25,111
Canada — 6.5%
Alimentation Couche-Tard, Inc.	471	25,625
Canadian National Railway Co.	294	31,063
Toronto-Dominion Bank (The)	544	30,403
		87,091
China — 4.5%
JD.com, Inc., ADR	479	12,190
Tencent Holdings Ltd.	1,315	48,659
		60,849
Denmark — 1.9%
Novo Nordisk A/S, Class B	273	26,372
France — 10.9%
Air Liquide SA	119	20,432
Engie SA	1,336	21,242
Safran SA	203	31,702
TotalEnergies SE	645	43,151
Vinci SA	275	30,451
		146,978
Germany — 8.7%
Allianz SE (Registered)	158	37,087
Deutsche Boerse AG	105	17,310
Deutsche Post AG	501	19,564
Infineon Technologies AG	467	13,627
RWE AG	765	29,278
		116,866
Hong Kong — 1.8%
AIA Group Ltd.	2,800	24,311
India — 2.3%
HDFC Bank Ltd., ADR	545	30,832
Indonesia — 2.6%
Bank Central Asia Tbk. PT	40,076	22,078
Telkom Indonesia Persero Tbk. PT	56,902	12,474
		34,552
Italy — 1.9%
UniCredit SpA	1,007	25,234
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 12.6%
Daikin Industries Ltd.	111	16,033
Hoya Corp.	142	13,709
Keyence Corp.	50	19,201
Mitsubishi UFJ Financial Group, Inc.	2,591	21,736
Nippon Telegraph & Telephone Corp.	17,508	20,602
Seven & i Holdings Co. Ltd.	498	18,235
Shin-Etsu Chemical Co. Ltd.	606	18,112
Sony Group Corp.	279	23,221
Tokio Marine Holdings, Inc.	870	19,471
		170,320
Mexico — 1.4%
Wal-Mart de Mexico SAB de CV	5,420	19,420
Netherlands — 6.7%
ASML Holding NV	42	25,321
Shell plc	1,996	64,322
		89,643
Singapore — 2.5%
DBS Group Holdings Ltd.	1,383	33,215
South Korea — 3.7%
Samsung Electronics Co. Ltd.	990	49,284
Spain — 1.4%
Industria de Diseno Textil SA (a)	531	18,337
Sweden — 1.5%
Atlas Copco AB, Class A	1,543	19,979
Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	535	46,154
United Kingdom — 12.2%
3i Group plc	947	22,328
AstraZeneca plc	112	13,992
BP plc	4,756	29,041
Diageo plc	499	18,894
InterContinental Hotels Group plc	205	14,542
Lloyds Banking Group plc	62,883	30,605
RELX plc	982	34,257
		163,659
United States — 6.9%
Ferguson plc	149	22,418
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Linde plc	73	27,643
Nestle SA (Registered)	398	42,929
		92,990
Total Common Stocks (Cost $1,176,978)		1,311,542
Short-Term Investments — 3.5%
Investment Companies — 2.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (b) (c)(Cost $32,820)	32,813	32,826
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (b) (c)	11,998	12,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (b) (c)	2,562	2,562
Total Investment of Cash Collateral from Securities Loaned (Cost $14,562)		14,562
Total Short-Term Investments (Cost $47,382)		47,388
Total Investments — 101.0% (Cost $1,224,360)		1,358,930
Liabilities in Excess of Other Assets — (1.0)%		(13,543)
NET ASSETS — 100.0%		1,345,387

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 is $13,635.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Banks	16.1%
Oil, Gas & Consumable Fuels	10.0
Semiconductors & Semiconductor Equipment	6.3
Insurance	6.0
Chemicals	4.9
Consumer Staples Distribution & Retail	4.7
Technology Hardware, Storage & Peripherals	3.6
Interactive Media & Services	3.6
Food Products	3.2
Pharmaceuticals	3.0
Capital Markets	2.9
Professional Services	2.5
Diversified Telecommunication Services	2.4
Aerospace & Defense	2.3
Ground Transportation	2.3
Construction & Engineering	2.2
Metals & Mining	2.2
Independent Power and Renewable Electricity Producers	2.2
Household Durables	1.7
Trading Companies & Distributors	1.6
Multi-Utilities	1.6
Machinery	1.5
Air Freight & Logistics	1.4
Electronic Equipment, Instruments & Components	1.4
Beverages	1.4
Specialty Retail	1.3
Building Products	1.2
Hotels, Restaurants & Leisure	1.1
Health Care Equipment & Supplies	1.0
Broadline Retail	0.9
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	47

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 6.5%
ANZ Group Holdings Ltd.	13	203
Aurizon Holdings Ltd.	29	62
BHP Group Ltd.	59	1,682
Brambles Ltd.	17	138
Commonwealth Bank of Australia	11	680
Dexus, REIT	18	73
Glencore plc	22	117
Goodman Group, REIT	44	577
GPT Group (The), REIT	37	86
Insurance Australia Group Ltd.	42	153
Macquarie Group Ltd.	5	536
Medibank Pvt Ltd.	113	246
Mirvac Group, REIT	131	152
National Australia Bank Ltd.	17	309
Newcrest Mining Ltd.	7	112
QBE Insurance Group Ltd.	41	406
Rio Tinto Ltd.	18	1,308
Rio Tinto plc	8	524
Santos Ltd.	90	439
Wesfarmers Ltd.	7	229
Westpac Banking Corp.	49	650
Woodside Energy Group Ltd.	7	154
Woolworths Group Ltd.	23	506
		9,342
Belgium — 0.5%
KBC Group NV	12	651
China — 0.6%
BOC Hong Kong Holdings Ltd.	106	280
Prosus NV *	16	461
Xinyi Glass Holdings Ltd.	48	55
		796
Denmark — 3.2%
Carlsberg A/S, Class B	6	664
Genmab A/S *	—	135
Novo Nordisk A/S, Class B	40	3,905
		4,704
Finland — 0.9%
Nokia OYJ	55	182
Nordea Bank Abp	112	1,186
		1,368
INVESTMENTS	SHARES (000)	VALUE ($000)

France — 12.0%
Air Liquide SA	11	1,906
Airbus SE	7	964
AXA SA	7	216
BNP Paribas SA	19	1,067
Capgemini SE	7	1,167
Engie SA	65	1,043
Kering SA	1	300
Legrand SA	11	960
L'Oreal SA	4	1,794
LVMH Moet Hennessy Louis Vuitton SE	4	2,773
Orange SA	57	671
Pernod Ricard SA	2	317
Safran SA	7	1,091
Societe Generale SA	23	518
TotalEnergies SE	15	1,015
Vinci SA	14	1,539
		17,341
Germany — 7.7%
adidas AG	2	358
Allianz SE (Registered)	8	1,965
BASF SE	2	73
Bayer AG (Registered)	7	283
Brenntag SE	2	126
Deutsche Post AG	20	802
Deutsche Telekom AG (Registered)	53	1,151
Dr Ing hc F Porsche AG (Preference) (a)	4	326
Infineon Technologies AG	33	960
Mercedes-Benz Group AG	4	235
Merck KGaA	1	202
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2	942
RWE AG	29	1,108
SAP SE	10	1,342
Siemens AG (Registered)	7	967
Symrise AG	1	91
Zalando SE * (b)	7	154
		11,085
Hong Kong — 2.0%
AIA Group Ltd.	122	1,060
CK Asset Holdings Ltd.	46	230
CLP Holdings Ltd.	11	77
Hong Kong Exchanges & Clearing Ltd.	16	556
Link, REIT	19	88
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Prudential plc	37	392
Sun Hung Kai Properties Ltd.	20	200
Techtronic Industries Co. Ltd.	39	356
		2,959
Ireland — 0.4%
Kingspan Group plc	7	433
Kingspan Group plc	3	214
		647
Italy — 1.0%
Enel SpA	26	167
FinecoBank Banca Fineco SpA	36	420
UniCredit SpA	34	851
		1,438
Japan — 23.3%
AGC, Inc.	6	194
Ajinomoto Co., Inc.	20	749
Asahi Group Holdings Ltd.	21	763
Asahi Kasei Corp.	31	190
Bridgestone Corp.	20	768
Central Japan Railway Co.	32	720
Daiichi Sankyo Co. Ltd.	37	959
Daikin Industries Ltd.	5	750
Daiwa House Industry Co. Ltd.	25	685
Denso Corp.	48	703
Dentsu Group, Inc.	24	697
Fast Retailing Co. Ltd.	1	133
Fuji Electric Co. Ltd.	9	362
Hitachi Ltd.	18	1,128
Honda Motor Co. Ltd.	86	882
Hoya Corp.	9	905
ITOCHU Corp.	28	1,023
Japan Airlines Co. Ltd.	7	125
Keyence Corp.	4	1,355
Komatsu Ltd.	3	62
Konami Group Corp.	7	337
Kyowa Kirin Co. Ltd.	26	408
Mitsubishi Corp.	28	1,301
Mitsubishi UFJ Financial Group, Inc.	60	501
Mitsui Fudosan Co. Ltd.	32	687
Murata Manufacturing Co. Ltd.	38	648
NIDEC Corp.	3	99
Nintendo Co. Ltd.	6	264
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nippon Paint Holdings Co. Ltd.	14	91
Nippon Steel Corp.	7	140
Nippon Telegraph & Telephone Corp.	753	886
Nomura Research Institute Ltd.	16	415
ORIX Corp.	33	607
Osaka Gas Co. Ltd.	9	177
Otsuka Corp.	11	461
Recruit Holdings Co. Ltd.	12	347
Renesas Electronics Corp. *	18	234
Seven & i Holdings Co. Ltd.	11	388
Shimadzu Corp.	6	140
Shin-Etsu Chemical Co. Ltd.	43	1,301
Shionogi & Co. Ltd.	8	382
Shiseido Co. Ltd.	13	400
SoftBank Group Corp.	5	184
Sony Group Corp.	18	1,530
Sumitomo Electric Industries Ltd.	37	390
Sumitomo Metal Mining Co. Ltd.	15	430
Sumitomo Mitsui Financial Group, Inc.	28	1,350
Suzuki Motor Corp.	16	625
T&D Holdings, Inc.	42	758
Takeda Pharmaceutical Co. Ltd.	4	106
Terumo Corp.	27	747
Tokio Marine Holdings, Inc.	42	937
Tokyo Electron Ltd.	9	1,255
Toyota Motor Corp.	92	1,604
Yamato Holdings Co. Ltd.	25	411
		33,694
Macau — 0.1%
Sands China Ltd. *	62	168
Netherlands — 6.0%
Adyen NV * (b)	—	153
ASML Holding NV	5	3,209
Koninklijke Ahold Delhaize NV	14	399
Koninklijke KPN NV	214	719
NN Group NV	21	687
Shell plc	91	2,931
Wolters Kluwer NV	5	625
		8,723
Singapore — 1.0%
DBS Group Holdings Ltd.	36	855
Oversea-Chinese Banking Corp. Ltd.	19	174
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	49

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Sea Ltd., ADR *	3	149
United Overseas Bank Ltd.	17	337
		1,515
South Korea — 0.1%
Delivery Hero SE * (b)	3	87
Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	53	419
Banco Santander SA	66	242
Iberdrola SA	138	1,530
Industria de Diseno Textil SA	22	761
		2,952
Sweden — 2.5%
Atlas Copco AB, Class A	100	1,293
Sandvik AB	20	342
Skandinaviska Enskilda Banken AB, Class A	64	712
Volvo AB, Class B	63	1,245
		3,592
Switzerland — 5.0%
Cie Financiere Richemont SA (Registered)	7	771
DSM-Firmenich AG	4	382
Givaudan SA (Registered)	—	170
Julius Baer Group Ltd.	4	268
Lonza Group AG (Registered)	2	844
Novartis AG (Registered)	20	1,873
Sandoz Group AG *	4	104
SGS SA (Registered)	6	532
Sika AG (Registered)	4	851
UBS Group AG (Registered)	20	460
Zurich Insurance Group AG	2	986
		7,241
United Kingdom — 13.0%
3i Group plc	58	1,368
AstraZeneca plc	21	2,683
Barclays plc	415	665
Berkeley Group Holdings plc	14	669
BP plc	350	2,135
British American Tobacco plc	14	430
Centrica plc	114	218
DCC plc	4	226
Diageo plc	39	1,472
HSBC Holdings plc	118	851
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
InterContinental Hotels Group plc	12	824
Intertek Group plc	2	92
Lloyds Banking Group plc	1,649	802
London Stock Exchange Group plc	4	414
National Grid plc	18	218
Reckitt Benckiser Group plc	10	692
RELX plc	48	1,669
SSE plc	45	897
Standard Chartered plc	109	836
Taylor Wimpey plc	117	158
Tesco plc	217	713
Unilever plc	17	805
		18,837
United States — 7.8%
CSL Ltd.	5	673
GSK plc	62	1,115
Nestle SA (Registered)	33	3,545
Roche Holding AG	10	2,476
Sanofi SA	5	444
Schneider Electric SE	10	1,573
Stellantis NV	79	1,483
		11,309
Total Common Stocks (Cost $120,453)		138,449
	NO. OF CONTRACTS
Options Purchased — 1.8%
Put Options Purchased — 1.8%
United States — 1.8%
MSCI EAFE Index
12/29/2023 at USD 1,925.00, European Style
Notional Amount: USD 4,878
Counterparty: Exchange-Traded * (Cost $1,721)	729	2,613
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (c) (d)(Cost $3,627)	3,627	3,627
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 99.9% (Cost $125,801)		144,689
Other Assets Less Liabilities — 0.1%		139
NET ASSETS — 100.0%		144,828

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Summary of Investments by Industry, October 31, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.3%
Banks	10.1
Insurance	6.0
Oil, Gas & Consumable Fuels	4.6
Semiconductors & Semiconductor Equipment	3.9
Automobiles	3.6
Chemicals	3.5
Metals & Mining	3.0
Food Products	3.0
Textiles, Apparel & Luxury Goods	2.9
Capital Markets	2.5
Diversified Telecommunication Services	2.4
Machinery	2.3
Professional Services	2.3
Beverages	2.2
Personal Care Products	2.1
Electrical Equipment	2.1
Electric Utilities	1.8
Index Funds	1.8
Trading Companies & Distributors	1.7
Household Durables	1.6
Industrial Conglomerates	1.6
Electronic Equipment, Instruments & Components	1.5
Aerospace & Defense	1.4
IT Services	1.4
Consumer Staples Distribution & Retail	1.4
Automobile Components	1.3
Real Estate Management & Development	1.2
Health Care Equipment & Supplies	1.1
Building Products	1.1
Construction & Engineering	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	9.7
Short-Term Investments	2.5
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	51

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (continued)
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	22	12/15/2023	USD	2,172	(45)
SPI 200 Index	18	12/21/2023	AUD	1,946	(130)
					(175)

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	729	USD 4,878	USD 2,140.00	12/29/2023	(353)
Written Put Options Contracts as of October 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	729	USD 4,879	USD 1,620.00	12/29/2023	(310)
Total Written Options Contracts (Premiums Received $1,762)						(663)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$440,262	$7,077,737	$1,663,570
Investments in affiliates, at value	20,785	46,878	27,011
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	1,026	—	4,199
Cash	—	316	7,087
Foreign currency, at value	362	—	147
Deposits at broker for futures contracts	763	—	858
Receivables:
Investment securities sold	1,464	—	142
Fund shares sold	964	4,696	5,207
Dividends from non-affiliates	1,665	4,876	2,502
Dividends from affiliates	102	314	183
Tax reclaims	1,755	93	52
Securities lending income (See Note 2.C.)	— (a)	—	11
Variation margin on futures contracts	159	—	—
Total Assets	469,307	7,134,910	1,710,969
LIABILITIES:
Payables:
Due to custodian	361	—	—
Investment securities purchased	4,065	15,942	2,701
Collateral received on securities loaned (See Note 2.C.)	1,026	—	4,199
Fund shares redeemed	556	15,020	146
Variation margin on futures contracts	—	—	207
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	3,492	—	—
Accrued liabilities:
Investment advisory fees	172	4,093	318
Administration fees	1	420	80
Distribution fees	45	93	—
Service fees	43	444	7
Custodian and accounting fees	21	635	311
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Deferred foreign capital gains tax	—	16,938	2,570
Other	266	611	99
Total Liabilities	10,048	54,196	10,638
Net Assets	$459,259	$7,080,714	$1,700,331

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$500,856	$7,043,141	$2,123,711
Total distributable earnings (loss)	(41,597)	37,573	(423,380)
Total Net Assets	$459,259	$7,080,714	$1,700,331
Net Assets:
Class A	$201,868	$331,397	$—
Class C	1,631	28,563	—
Class I	42,728	1,610,205	155,553
Class L	6,205	1,195,188	—
Class R2	511	471	—
Class R3	—	11,548	—
Class R4	—	2,516	—
Class R5	49	13,585	—
Class R6	206,267	3,887,241	1,544,778
Total	$459,259	$7,080,714	$1,700,331
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,313	12,648	—
Class C	136	1,143	—
Class I	3,348	59,869	10,741
Class L	489	44,081	—
Class R2	42	18	—
Class R3	—	445	—
Class R4	—	94	—
Class R5	4	501	—
Class R6	16,347	143,487	107,224
Net Asset Value (a):
Class A — Redemption price per share	$12.37	$26.20	$—
Class C — Offering price per share (b)	11.99	24.97	—
Class I — Offering and redemption price per share	12.76	26.90	14.48
Class L — Offering and redemption price per share	12.69	27.11	—
Class R2 — Offering and redemption price per share	12.14	25.76	—
Class R3 — Offering and redemption price per share	—	25.97	—
Class R4 — Offering and redemption price per share	—	26.77	—
Class R5 — Offering and redemption price per share	12.62	27.10	—
Class R6 — Offering and redemption price per share	12.62	27.09	14.41
Class A maximum sales charge	5.25%	5.25%	— %
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.06	$27.65	$—
Cost of investments in non-affiliates	$402,305	$6,475,307	$1,730,557
Cost of investments in affiliates	20,782	46,875	27,008
Cost of foreign currency	362	—	148
Investment securities on loan, at value (See Note 2.C.)	995	—	4,025
Cost of investment of cash collateral (See Note 2.C.)	1,026	—	4,199

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$476,791	$3,835,397	$1,311,542	$138,449
Investments in affiliates, at value	19,259	95,471	32,826	3,627
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	7,929	42,966	14,562	—
Options purchased, at value	—	—	—	2,613
Cash	297	96	65	721
Foreign currency, at value	291	46	—	53
Deposits at broker for futures contracts	1,243	—	—	239
Receivables:
Investment securities sold	1,298	—	—	2
Fund shares sold	7	3,310	841	58
Dividends from non-affiliates	364	7,023	2,067	326
Dividends from affiliates	57	374	161	14
Tax reclaims	3,328	8,228	4,611	561
Securities lending income (See Note 2.C.)	1	2	2	—
Variation margin on futures contracts	141	—	—	—
Total Assets	511,006	3,992,913	1,366,677	146,663
LIABILITIES:
Payables:
Due to broker	—	—	—	7
Investment securities purchased	2,775	—	—	5
Collateral received on securities loaned (See Note 2.C.)	7,929	42,966	14,562	—
Fund shares redeemed	1,145	1,538	5,733	998
Outstanding options written, at fair value	—	—	—	663
Accrued liabilities:
Investment advisory fees	255	1,475	574	17
Administration fees	32	117	11	—
Distribution fees	16	80	74	2
Service fees	34	184	144	31
Custodian and accounting fees	21	91	40	14
Other	124	215	152	98
Total Liabilities	12,331	46,666	21,290	1,835
Net Assets	$498,675	$3,946,247	$1,345,387	$144,828
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$584,722	$3,564,614	$1,373,275	$151,095
Total distributable earnings (loss)	(86,047)	381,633	(27,888)	(6,267)
Total Net Assets	$498,675	$3,946,247	$1,345,387	$144,828
Net Assets:
Class A	$68,564	$351,211	$300,017	$9,103
Class C	2,224	4,792	12,146	263
Class I	98,625	735,195	540,456	133,818
Class L	7,155	—	—	—
Class R2	—	2,888	1,311	—
Class R5	—	6,539	1,837	22
Class R6	322,107	2,845,622	489,620	1,622
Total	$498,675	$3,946,247	$1,345,387	$144,828
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,570	21,239	13,806	612
Class C	95	308	569	18
Class I	3,615	43,608	24,482	8,905
Class L	258	—	—	—
Class R2	—	177	61	—
Class R5	—	386	83	1
Class R6	11,703	168,112	22,156	108
Net Asset Value (a):
Class A — Redemption price per share	$26.68	$16.54	$21.73	$14.88
Class C — Offering price per share (b)	23.50	15.54	21.36	14.87
Class I — Offering and redemption price per share	27.28	16.86	22.08	15.03
Class L — Offering and redemption price per share	27.71	—	—	—
Class R2 — Offering and redemption price per share	—	16.28	21.53	—
Class R5 — Offering and redemption price per share	—	16.96	22.07	15.06
Class R6 — Offering and redemption price per share	27.52	16.93	22.10	15.07
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.16	$17.46	$22.93	$15.70
Cost of investments in non-affiliates	$432,038	$3,289,262	$1,176,978	$120,453
Cost of investments in affiliates	19,258	95,462	32,820	3,627
Cost of options purchased	—	—	—	1,721
Cost of foreign currency	291	50	—	53
Investment securities on loan, at value (See Note 2.C.)	7,421	40,213	13,635	—
Cost of investment of cash collateral (See Note 2.C.)	7,929	42,966	14,562	—
Premiums received from options written	—	—	—	1,762

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4	$47	$19
Interest income from affiliates	1	70	51
Dividend income from non-affiliates	22,502	153,647	68,395
Dividend income from affiliates	576	5,161	957
Income from securities lending (net) (See Note 2.C.)	40	124	118
Foreign taxes withheld (net)	(2,171)	(17,116)	(7,362)
Foreign withholding tax claims (See Note 2.K.)	5,991	—	—
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	(3,492)	—	—
Total investment income	23,451	141,933	62,178
EXPENSES:
Investment advisory fees	2,437	54,636	5,762
Administration fees	332	6,026	1,729
Distribution fees:
Class A	493	955	—
Class C	14	272	—
Class R2	3	3	—
Class R3	—	31	—
Service fees:
Class A	493	955	—
Class C	5	91	—
Class I	88	4,991	534
Class L	7	1,413	—
Class R2	1	1	—
Class R3	—	31	—
Class R4	—	7	—
Class R5	— (a)	15	—
Custodian and accounting fees	110	2,932	1,684
Interest expense to affiliates	1	112	433
Professional fees	232	218	138
Trustees’ and Chief Compliance Officer’s fees	27	55	34
Printing and mailing costs	88	635	114
Registration and filing fees	93	181	116
Transfer agency fees (See Note 2.I.)	20	259	44
Other	17	103	61
Total expenses	4,461	73,922	10,649
Less fees waived	(1,052)	(2,930)	(1,958)
Less expense reimbursements	(7)	(102)	(2)
Net expenses	3,402	70,890	8,689
Net investment income (loss)	20,049	71,043	53,489

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)
(Amounts in thousands)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$107	$(227,432)(a)	$(136,129)(b)
Investments in affiliates	(4)	(45)	5
Futures contracts	—	—	4,453
Foreign currency transactions	86	(916)	(434)
Net realized gain (loss)	189	(228,393)	(132,105)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	57,247	942,322 (c)	469,741 (d)
Investments in affiliates	3	1	5
Futures contracts	(337)	—	(743)
Foreign currency translations	138	605	(40)
Change in net unrealized appreciation/depreciation	57,051	942,928	468,963
Net realized/unrealized gains (losses)	57,240	714,535	336,858
Change in net assets resulting from operations	$77,289	$785,578	$390,347

(a)
Net of foreign capital gains tax of $(22,209).
(b)
Net of foreign capital gains tax of $(5,957).
(c)
Net of change in foreign capital gains tax of $15,378.
(d)
Net of change in foreign capital gains tax of $3,912.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40	$51	$10	$22
Interest income from affiliates	4	7	7	9
Dividend income from non-affiliates	18,970	127,785	37,798	4,688
Dividend income from affiliates	562	4,174	1,428	219
Income from securities lending (net) (See Note 2.C.)	192	990	168	—
Foreign taxes withheld (net)	(2,220)	(11,974)	(3,254)	(429)
Foreign withholding tax claims (See Note 2.K.)	425	2,629	—	—
Total investment income	17,973	123,662	36,157	4,509
EXPENSES:
Investment advisory fees	3,530	21,692	8,100	378
Administration fees	441	3,254	1,013	114
Distribution fees:
Class A	184	906	734	24
Class C	35	47	113	2
Class R2	—	63	8	—
Service fees:
Class A	184	906	734	24
Class C	11	16	38	1
Class I	271	1,675	1,379	352
Class L	14	—	—	—
Class R2	—	31	4	—
Class R5	—	8	3	—
Custodian and accounting fees	124	550	119	88
Interest expense to affiliates	3	30	6	15
Professional fees	114	187	74	98
Trustees’ and Chief Compliance Officer’s fees	28	40	30	26
Printing and mailing costs	39	266	137	39
Registration and filing fees	86	120	102	46
Transfer agency fees (See Note 2.I.)	20	107	60	2
Other	22	70	28	19
Total expenses	5,106	29,968	12,682	1,228
Less fees waived	(48)	(5,275)	(2,722)	(287)
Less expense reimbursements	(2)	(11)	(2)	(2)
Net expenses	5,056	24,682	9,958	939
Net investment income (loss)	12,917	98,980	26,199	3,570
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023 (continued)
(Amounts in thousands)
	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$16,584	$26,889	$24,142	$(5,307)
Investments in affiliates	(10)	(131)	3	—
Options purchased	—	—	—	(10,694)
Futures contracts	1,664	—	—	592
Foreign currency transactions	(51)	709	(1,162)	(9)
Options written	—	—	—	(7,599)
Net realized gain (loss)	18,187	27,467	22,983	(23,017)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	49,453	468,388	118,530	27,051
Investments in affiliates	1	4	4	—
Options purchased	—	—	—	3,602
Futures contracts	73	—	—	(305)
Foreign currency translations	240	713	375	27
Options written	—	—	—	1,884
Change in net unrealized appreciation/depreciation	49,767	469,105	118,909	32,259
Net realized/unrealized gains (losses)	67,954	496,572	141,892	9,242
Change in net assets resulting from operations	$80,871	$595,552	$168,091	$12,812
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,049	$15,106	$71,043	$53,465
Net realized gain (loss)	189	(9,861)	(228,393)	(335,160)
Change in net unrealized appreciation/depreciation	57,051	(78,994)	942,928	(4,813,410)
Change in net assets resulting from operations	77,289	(73,749)	785,578	(5,095,105)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,454)	(8,496)	(384)	(22,535)
Class C	(62)	(136)	—	(2,610)
Class I	(1,187)	(1,804)	(7,387)	(162,208)
Class L	(233)	(331)	(7,477)	(91,277)
Class R2	(18)	(22)	—	(19)
Class R3	—	—	(23)	(504)
Class R4	—	—	(12)	(135)
Class R5	(1)	(2)	(79)	(704)
Class R6	(7,227)	(7,825)	(27,239)	(206,914)
Total distributions to shareholders	(15,182)	(18,616)	(42,601)	(486,906)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,275	53,543	(817,259)	(1,098,777)
NET ASSETS:
Change in net assets	101,382	(38,822)	(74,282)	(6,680,788)
Beginning of period	357,877	396,699	7,154,996	13,835,784
End of period	$459,259	$357,877	$7,080,714	$7,154,996
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,489	$84,906	$12,917	$11,261
Net realized gain (loss)	(132,105)	(212,653)	18,187	(86,979)
Change in net unrealized appreciation/depreciation	468,963	(1,084,196)	49,767	(136,552)
Change in net assets resulting from operations	390,347	(1,211,943)	80,871	(212,270)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(540)	(1,773)
Class C	—	—	(9)	(188)
Class I	(5,178)	(231)	(865)	(9,923)
Class L	—	—	(134)	(2,043)
Class R6	(62,562)	(199,236)	(4,738)	(11,157)
Total distributions to shareholders	(67,740)	(199,467)	(6,286)	(25,084)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,272,844)	268,590	(115,491)	(297,583)
NET ASSETS:
Change in net assets	(950,237)	(1,142,820)	(40,906)	(534,937)
Beginning of period	2,650,568	3,793,388	539,581	1,074,518
End of period	$1,700,331	$2,650,568	$498,675	$539,581
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,980	$96,151	$26,199	$38,695
Net realized gain (loss)	27,467	(243,501)	22,983	195,264
Change in net unrealized appreciation/depreciation	469,105	(1,274,787)	118,909	(958,205)
Change in net assets resulting from operations	595,552	(1,422,137)	168,091	(724,246)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,012)	(27,845)	(8,789)	(5,362)
Class C	(129)	(669)	(418)	(261)
Class I	(14,197)	(38,399)	(18,427)	(14,693)
Class R2	(395)	(1,477)	(49)	(21)
Class R5	(260)	(678)	(141)	(56)
Class R6	(91,479)	(256,785)	(17,325)	(50,762)
Total distributions to shareholders	(114,472)	(325,853)	(45,149)	(71,155)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(346,023)	713,463	127,664	(2,030,106)
NET ASSETS:
Change in net assets	135,057	(1,034,527)	250,606	(2,825,507)
Beginning of period	3,811,190	4,845,717	1,094,781	3,920,288
End of period	$3,946,247	$3,811,190	$1,345,387	$1,094,781
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,570	$3,692
Net realized gain (loss)	(23,017)	16,624
Change in net unrealized appreciation/depreciation	32,259	(45,427)
Change in net assets resulting from operations	12,812	(25,111)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(227)	(77)
Class C	(3)	(6)
Class I	(3,209)	(4,049)
Class R5	(1)	(1)
Class R6	(9)	(4)
Total distributions to shareholders	(3,449)	(4,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,742)	37,679
NET ASSETS:
Change in net assets	(16,379)	8,431
Beginning of period	161,207	152,776
End of period	$144,828	$161,207
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,701	$37,527	$49,794	$106,700
Distributions reinvested	6,407	8,400	374	21,957
Cost of shares redeemed	(32,052)	(31,122)	(115,132)	(198,433)
Change in net assets resulting from Class A capital transactions	14,056	14,805	(64,964)	(69,776)
Class C
Proceeds from shares issued	544	234	499	1,744
Distributions reinvested	55	135	—	2,464
Cost of shares redeemed	(1,076)	(1,871)	(12,031)	(19,963)
Change in net assets resulting from Class C capital transactions	(477)	(1,502)	(11,532)	(15,755)
Class I
Proceeds from shares issued	23,110	10,688	467,480	1,051,591
Distributions reinvested	1,171	1,784	6,911	152,054
Cost of shares redeemed	(15,875)	(13,058)	(935,975)	(2,325,538)
Change in net assets resulting from Class I capital transactions	8,406	(586)	(461,584)	(1,121,893)
Class L
Proceeds from shares issued	400	397	301,774	564,411
Distributions reinvested	218	310	7,297	90,633
Cost of shares redeemed	(829)	(803)	(533,564)	(934,130)
Change in net assets resulting from Class L capital transactions	(211)	(96)	(224,493)	(279,086)
Class R2
Proceeds from shares issued	57	69	84	143
Distributions reinvested	18	22	—	19
Cost of shares redeemed	(98)	(31)	(59)	(69)
Change in net assets resulting from Class R2 capital transactions	(23)	60	25	93
Class R3
Proceeds from shares issued	—	—	3,593	5,710
Distributions reinvested	—	—	9	227
Cost of shares redeemed	—	—	(4,480)	(2,826)
Change in net assets resulting from Class R3 capital transactions	—	—	(878)	3,111
Class R4
Proceeds from shares issued	—	—	652	891
Distributions reinvested	—	—	12	135
Cost of shares redeemed	—	—	(892)	(693)
Change in net assets resulting from Class R4 capital transactions	—	—	(228)	333
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$362	$25	$2,981	$4,443
Distributions reinvested	1	2	74	651
Cost of shares redeemed	(358)	(54)	(3,422)	(4,459)
Change in net assets resulting from Class R5 capital transactions	5	(27)	(367)	635
Class R6
Proceeds from shares issued	63,520	69,981	1,056,765	1,626,066
Distributions reinvested	7,192	7,790	24,824	189,280
Cost of shares redeemed	(53,193)	(36,882)	(1,134,827)	(1,431,785)
Change in net assets resulting from Class R6 capital transactions	17,519	40,889	(53,238)	383,561
Total change in net assets resulting from capital transactions	$39,275	$53,543	$(817,259)	$(1,098,777)
SHARE TRANSACTIONS:
Class A
Issued	3,205	3,140	1,761	3,408
Reinvested	558	685	14	591
Redeemed	(2,596)	(2,627)	(4,143)	(6,307)
Change in Class A Shares	1,167	1,198	(2,368)	(2,308)
Class C
Issued	45	21	19	56
Reinvested	5	11	—	69
Redeemed	(89)	(158)	(453)	(663)
Change in Class C Shares	(39)	(126)	(434)	(538)
Class I
Issued	1,769	850	16,052	32,274
Reinvested	99	141	248	3,999
Redeemed	(1,260)	(1,082)	(32,869)	(74,112)
Change in Class I Shares	608	(91)	(16,569)	(37,839)
Class L
Issued	31	33	10,413	17,254
Reinvested	19	25	260	2,366
Redeemed	(65)	(65)	(18,534)	(29,603)
Change in Class L Shares	(15)	(7)	(7,861)	(9,983)
Class R2
Issued	5	6	3	4
Reinvested	1	2	—	1
Redeemed	(8)	(3)	(2)	(2)
Change in Class R2 Shares	(2)	5	1	3
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	—	—	130	191
Reinvested	—	—	— (a)	6
Redeemed	—	—	(158)	(94)
Change in Class R3 Shares	—	—	(28)	103
Class R4
Issued	—	—	23	27
Reinvested	—	—	— (a)	4
Redeemed	—	—	(31)	(21)
Change in Class R4 Shares	—	—	(8)	10
Class R5
Issued	29	2	104	140
Reinvested	— (a)	— (a)	2	17
Redeemed	(28)	(4)	(119)	(137)
Change in Class R5 Shares	1	(2)	(13)	20
Class R6
Issued	5,048	5,786	36,434	50,537
Reinvested	617	626	885	4,950
Redeemed	(4,205)	(3,067)	(38,849)	(45,388)
Change in Class R6 Shares	1,460	3,345	(1,530)	10,099
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$6,826	$5,210
Distributions reinvested	—	—	515	1,698
Cost of shares redeemed	—	—	(11,643)	(10,121)
Change in net assets resulting from Class A capital transactions	—	—	(4,302)	(3,213)
Class C
Proceeds from shares issued	—	—	179	158
Distributions reinvested	—	—	8	184
Cost of shares redeemed	—	—	(3,875)	(4,364)
Change in net assets resulting from Class C capital transactions	—	—	(3,688)	(4,022)
Class I
Proceeds from shares issued	142,869	338,191	26,400	83,067
Distributions reinvested	5,178	232	833	9,021
Cost of shares redeemed	(181,191)	(94,988)	(22,983)	(370,731)
Change in net assets resulting from Class I capital transactions	(33,144)	243,435	4,250	(278,643)
Class L
Proceeds from shares issued	—	—	1,271	12,743
Distributions reinvested	—	—	133	2,037
Cost of shares redeemed	—	—	(12,365)	(61,116)
Change in net assets resulting from Class L capital transactions	—	—	(10,961)	(46,336)
Class R6
Proceeds from shares issued	349,883	1,143,019	17,717	72,496
Distributions reinvested	62,082	199,235	4,738	10,393
Cost of shares redeemed	(1,651,665)	(1,317,099)	(123,245)	(48,258)
Change in net assets resulting from Class R6 capital transactions	(1,239,700)	25,155	(100,790)	34,631
Total change in net assets resulting from capital transactions	$(1,272,844)	$268,590	$(115,491)	$(297,583)
SHARE TRANSACTIONS:
Class A
Issued	—	—	246	189
Reinvested	—	—	20	58
Redeemed	—	—	(420)	(380)
Change in Class A Shares	—	—	(154)	(133)
Class C
Issued	—	—	8	7
Reinvested	—	—	— (a)	7
Redeemed	—	—	(157)	(185)
Change in Class C Shares	—	—	(149)	(171)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	9,263	18,701	944	2,991
Reinvested	352	12	32	301
Redeemed	(11,731)	(6,117)	(816)	(13,869)
Change in Class I Shares	(2,116)	12,596	160	(10,577)
Class L
Issued	—	—	44	453
Reinvested	—	—	5	67
Redeemed	—	—	(425)	(2,576)
Change in Class L Shares	—	—	(376)	(2,056)
Class R6
Issued	22,884	70,374	615	2,666
Reinvested	4,243	10,435	179	345
Redeemed	(106,683)	(76,413)	(4,260)	(1,835)
Change in Class R6 Shares	(79,556)	4,396	(3,466)	1,176
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,059	$64,303	$85,790	$89,525
Distributions reinvested	7,969	27,642	8,751	5,307
Cost of shares redeemed	(64,229)	(73,469)	(56,112)	(95,703)
Change in net assets resulting from Class A capital transactions	10,799	18,476	38,429	(871)
Class C
Proceeds from shares issued	867	1,073	783	1,726
Distributions reinvested	128	669	416	259
Cost of shares redeemed	(3,245)	(3,015)	(4,802)	(5,622)
Change in net assets resulting from Class C capital transactions	(2,250)	(1,273)	(3,603)	(3,637)
Class I
Proceeds from shares issued	416,410	439,834	250,192	302,480
Distributions reinvested	14,180	38,299	17,200	14,119
Cost of shares redeemed	(262,107)	(314,861)	(212,800)	(483,530)
Change in net assets resulting from Class I capital transactions	168,483	163,272	54,592	(166,931)
Class R2
Proceeds from shares issued	2,493	4,712	289	691
Distributions reinvested	395	1,474	49	21
Cost of shares redeemed	(19,975)	(5,886)	(671)	(731)
Change in net assets resulting from Class R2 capital transactions	(17,087)	300	(333)	(19)
Class R5
Proceeds from shares issued	2,351	2,974	1,963	421
Distributions reinvested	248	650	141	56
Cost of shares redeemed	(5,489)	(2,313)	(2,731)	(853)
Change in net assets resulting from Class R5 capital transactions	(2,890)	1,311	(627)	(376)
Class R6
Proceeds from shares issued	686,025	1,168,411	139,198	142,067
Distributions reinvested	89,967	256,061	17,306	50,271
Cost of shares redeemed	(1,279,070)	(893,095)	(117,298)	(814,180)
Redemptions in-kind	—	—	—	(1,236,430)
Change in net assets resulting from Class R6 capital transactions	(503,078)	531,377	39,206	(1,858,272)
Total change in net assets resulting from capital transactions	$(346,023)	$713,463	$127,664	$(2,030,106)
SHARE TRANSACTIONS:
Class A
Issued	3,846	3,518	3,784	3,793
Reinvested	496	1,370	414	205
Redeemed	(3,730)	(4,281)	(2,509)	(4,132)
Change in Class A Shares	612	607	1,689	(134)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Equity Fund		JPMorgan International Focus Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	54	62	36	69
Reinvested	8	35	20	10
Redeemed	(200)	(185)	(216)	(247)
Change in Class C Shares	(138)	(88)	(160)	(168)
Class I
Issued	23,602	24,681	11,292	12,761
Reinvested	867	1,865	803	538
Redeemed	(15,035)	(18,906)	(9,427)	(21,255)
Change in Class I Shares	9,434	7,640	2,668	(7,956)
Class R2
Issued	147	272	13	30
Reinvested	25	74	2	1
Redeemed	(1,148)	(347)	(30)	(31)
Change in Class R2 Shares	(976)	(1)	(15)	—
Class R5
Issued	134	169	94	19
Reinvested	15	32	6	2
Redeemed	(314)	(123)	(116)	(35)
Change in Class R5 Shares	(165)	78	(16)	(14)
Class R6
Issued	39,222	63,877	6,016	6,013
Reinvested	5,486	12,433	808	1,917
Redeemed	(72,782)	(51,308)	(5,088)	(32,570)
Redemptions in-kind	—	—	—	(52,192)
Change in Class R6 Shares	(28,074)	25,002	1,736	(76,832)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,217	$4,000
Distributions reinvested	227	77
Cost of shares redeemed	(2,755)	(2,799)
Change in net assets resulting from Class A capital transactions	4,689	1,278
Class C
Proceeds from shares issued	106	135
Distributions reinvested	3	6
Cost of shares redeemed	(95)	(172)
Change in net assets resulting from Class C capital transactions	14	(31)
Class I
Proceeds from shares issued	56,484	125,491
Distributions reinvested	2,765	3,842
Cost of shares redeemed	(91,013)	(93,112)
Change in net assets resulting from Class I capital transactions	(31,764)	36,221
Class R5
Distributions reinvested	— (a)	1
Change in net assets resulting from Class R5 capital transactions	— (a)	1
Class R6
Proceeds from shares issued	1,437	251
Distributions reinvested	9	4
Cost of shares redeemed	(127)	(45)
Change in net assets resulting from Class R6 capital transactions	1,319	210
Total change in net assets resulting from capital transactions	$(25,742)	$37,679
SHARE TRANSACTIONS:
Class A
Issued	489	254
Reinvested	16	5
Redeemed	(180)	(185)
Change in Class A Shares	325	74
Class C
Issued	8	9
Reinvested	— (a)	— (a)
Redeemed	(7)	(11)
Change in Class C Shares	1	(2)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	October 31, 2023

	JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	3,657	8,117
Reinvested	192	241
Redeemed	(6,004)	(6,134)
Change in Class I Shares	(2,155)	2,224
Class R5
Reinvested	— (a)	— (a)
Change in Class R5 Shares	— (a)	— (a)
Class R6
Issued	92	17
Reinvested	— (a)	— (a)
Redeemed	(8)	(3)
Change in Class R6 Shares	84	14

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
Class A
Year Ended October 31, 2023	$10.57	$0.53 (d)	$1.70	$2.23	$(0.43)
Year Ended October 31, 2022	13.46	0.44	(2.72)	(2.28)	(0.61)
Year Ended October 31, 2021	9.46	0.43 (e)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Class C
Year Ended October 31, 2023	10.23	0.46 (d)	1.65	2.11	(0.35)
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33 (e)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Class I
Year Ended October 31, 2023	10.88	0.58 (d)	1.75	2.33	(0.45)
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47 (e)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Class L
Year Ended October 31, 2023	10.83	0.59 (d)	1.74	2.33	(0.47)
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47 (e)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Class R2
Year Ended October 31, 2023	10.37	0.48 (d)	1.68	2.16	(0.39)
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39 (e)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Class R5
Year Ended October 31, 2023	10.75	0.71 (d)	1.63	2.34	(0.47)
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41 (e)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$12.37	21.38%	$201,868	0.99%	4.29%(d)	1.26%	34%
10.57	(17.56)	160,039	0.98	3.71	1.23	26
13.46	46.20	187,774	1.00	3.39 (e)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61

11.99	20.89	1,631	1.49	3.83 (d)	1.80	34
10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70 (e)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61

12.76	21.77	42,728	0.74	4.52 (d)	1.01	34
10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58 (e)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61

12.69	21.83	6,205	0.65	4.65 (d)	0.86	34
10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66 (e)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61

12.14	21.16	511	1.29	3.98 (d)	1.60	34
10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14 (e)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61

12.62	22.09	49	0.65	5.63 (d)	0.86	34
10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24 (e)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund) (continued)
Class R6
Year Ended October 31, 2023	$10.77	$0.60 (d)	$1.73	$2.33	$(0.48)
Year Ended October 31, 2022	13.71	0.50	(2.77)	(2.27)	(0.67)
Year Ended October 31, 2021	9.62	0.49 (e)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.46, $0.39, $0.51, $0.52, $0.41, $0.64 and $0.53 for Class A, Class C, Class I, Class L, Class R2, Class R5
and Class R6, respectively, and the net investment income (loss) ratios would have been 3.73%, 3.27%, 3.96%, 4.09%, 3.42%, 5.07% and 4.20% for Class A,
Class C, Class I, Class L, Class R2, Class R5 and Class R6, respectively.

(e)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6, respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$12.62	21.99%	$206,267	0.54%	4.76%(d)	0.76%	34%
10.77	(17.23)	160,297	0.52	4.19	0.72	26
13.71	46.99	158,191	0.55	3.83 (e)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2023	$23.85	$0.15	$2.23	$2.38	$(0.03)	$—	$(0.03)
Year Ended October 31, 2022	40.54	0.06	(15.42)	(15.36)	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Class C
Year Ended October 31, 2023	22.82	—	2.15	2.15	—	—	—
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Class I
Year Ended October 31, 2023	24.48	0.22	2.30	2.52	(0.10)	—	(0.10)
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Class L
Year Ended October 31, 2023	24.70	0.26	2.30	2.56	(0.15)	—	(0.15)
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Class R2
Year Ended October 31, 2023	23.49	0.07	2.20	2.27	—	—	—
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Class R3
Year Ended October 31, 2023	23.67	0.13	2.22	2.35	(0.05)	—	(0.05)
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Class R4
Year Ended October 31, 2023	24.39	0.21	2.28	2.49	(0.11)	—	(0.11)
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.20	9.96%	$331,397	1.24%	0.52%	1.31%	29%
23.85	(39.06)	358,077	1.25	0.19	1.33	18
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34

24.97	9.42	28,563	1.74	(0.01)	1.82	29
22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34

26.90	10.29	1,610,205	0.99	0.77	1.06	29
24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34

27.11	10.35	1,195,188	0.89	0.88	0.91	29
24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34

25.76	9.66	471	1.54	0.26	1.84	29
23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34

25.97	9.91	11,548	1.29	0.47	1.31	29
23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34

26.77	10.21	2,516	1.04	0.73	1.07	29
24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R5
Year Ended October 31, 2023	$24.69	$0.26	$2.31	$2.57	$(0.16)	$—	$(0.16)
Year Ended October 31, 2022	41.88	0.18	(15.96)	(15.78)	(0.15)	(1.26)	(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Class R6
Year Ended October 31, 2023	24.69	0.28	2.31	2.59	(0.19)	—	(0.19)
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$27.10	10.37%	$13,585	0.89%	0.90%	0.92%	29%
24.69	(38.86)	12,712	0.90	0.55	0.93	18
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34

27.09	10.46	3,887,241	0.79	0.98	0.81	29
24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2023	$13.34	$0.34	$1.15	$1.49	$(0.35)	$—	$(0.35)
Year Ended October 31, 2022	20.87	0.48	(6.96)	(6.48)	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (g) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Year Ended October 31, 2023	13.27	0.36	1.14	1.50	(0.36)	—	(0.36)
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (i) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Interest expense is 0.02%
(g)	Commencement of offering of class of shares.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.48	11.13%	$155,553	0.47%(f)	2.21%	0.70%	29%
13.34	(32.53)	171,538	0.45	3.00	0.68	34
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44 (h)	2.52 (h)	0.70 (h)	28

14.41	11.29	1,544,778	0.37 (f)	2.33	0.44	29
13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34 (h)	2.90 (h)	0.46 (h)	28
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2023	$23.70	$0.49 (a)	$2.69	$3.18	$(0.20)
Year Ended October 31, 2022	30.91	0.36	(6.95)	(6.59)	(0.62)
Year Ended October 31, 2021	21.64	0.40 (e)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Class C
Year Ended October 31, 2023	20.85	0.33 (a)	2.36	2.69	(0.04)
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22 (e)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Class I
Year Ended October 31, 2023	24.20	0.58 (a)	2.74	3.32	(0.24)
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47 (e)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Class L
Year Ended October 31, 2023	24.54	0.75 (a)	2.64	3.39	(0.22)
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54 (e)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Class R6
Year Ended October 31, 2023	24.44	0.66 (a)	2.75	3.41	(0.33)
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55 (e)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)

(a)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.47, $0.31, $0.56, $0.73 and $0.64 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.69%, 1.28%, 1.98%, 2.54% and 2.24% for Class A, Class C, Class I, Class L and Class R6, respectively.

(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.68	13.44%	$68,564	1.24%	1.76%(a)	1.26%	102%
23.70	(21.70)	64,573	1.25	1.37	1.28	75
30.91	44.30	88,315	1.24	1.37 (e)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83

23.50	12.89	2,224	1.74	1.35 (a)	1.79	102
20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86 (e)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83

27.28	13.74	98,625	0.99	2.05 (a)	1.00	102
24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52 (e)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83

27.71	13.86	7,155	0.84	2.61 (a)	0.85	102
24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78 (e)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83

27.52	14.00	322,107	0.74	2.31 (a)	0.75	102
24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83 (e)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2023	$14.75	$0.33 (a)	$1.85	$2.18	$(0.39)	$—	$(0.39)
Year Ended October 31, 2022	21.63	0.31	(5.83)	(5.52)	(0.37)	(0.99)	(1.36)
Year Ended October 31, 2021	16.47	0.30 (e)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Class C
Year Ended October 31, 2023	13.87	0.24 (a)	1.73	1.97	(0.30)	—	(0.30)
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18 (e)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Class I
Year Ended October 31, 2023	15.04	0.38 (a)	1.88	2.26	(0.44)	—	(0.44)
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36 (e)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Class R2
Year Ended October 31, 2023	14.53	0.38 (a)	1.71	2.09	(0.34)	—	(0.34)
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23 (e)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Class R5
Year Ended October 31, 2023	15.13	0.38 (a)	1.91	2.29	(0.46)	—	(0.46)
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39 (e)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Class R6
Year Ended October 31, 2023	15.10	0.41 (a)	1.89	2.30	(0.47)	—	(0.47)
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42 (e)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)

(a)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.32, $0.23, $0.37, $0.37, $0.37 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratios would have been 1.85%, 1.39%, 2.08%, 2.20%, 2.07% and 2.29% for Class A, Class C, Class I, Cass R2, Class R5 and Class R6,
respectively.

(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.54	14.88%	$351,211	0.95%	1.91%(a)	1.11%	45%
14.75	(27.15)	304,284	0.95	1.76	1.11	31
21.63	32.56	433,033	0.95	1.47 (e)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25

15.54	14.24	4,792	1.45	1.45 (a)	1.63	45
13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91 (e)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25

16.86	15.09	735,195	0.70	2.14 (a)	0.86	45
15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71 (e)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25

16.28	14.46	2,888	1.25	2.26 (a)	1.51	45
14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13 (e)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25

16.96	15.20	6,539	0.60	2.13 (a)	0.71	45
15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85 (e)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25

16.93	15.35	2,845,622	0.50	2.35 (a)	0.60	45
15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98 (e)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2023	$19.58	$0.38	$2.50	$2.88	$(0.73)
Year Ended October 31, 2022	27.55	0.41	(7.95)	(7.54)	(0.43)
Year Ended October 31, 2021	22.07	0.35 (d)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Class C
Year Ended October 31, 2023	19.23	0.27	2.45	2.72	(0.59)
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20 (d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Class I
Year Ended October 31, 2023	19.88	0.44	2.54	2.98	(0.78)
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42 (d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Class R2
Year Ended October 31, 2023	19.40	0.31	2.49	2.80	(0.67)
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27 (d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Class R5
Year Ended October 31, 2023	19.89	0.52	2.48	3.00	(0.82)
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44 (d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Class R6
Year Ended October 31, 2023	19.90	0.49	2.54	3.03	(0.83)
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46 (d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$21.73	14.82%	$300,017	1.00%	1.69%	1.21%	36%
19.58	(27.75)	237,262	1.00	1.75	1.24	30
27.55	25.74	337,503	1.00	1.31 (d)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34

21.36	14.24	12,146	1.50	1.22	1.74	36
19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77 (d)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34

22.08	15.12	540,456	0.75	1.93	0.97	36
19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54 (d)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34

21.53	14.50	1,311	1.30	1.39	1.51	36
19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00 (d)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34

22.07	15.21	1,837	0.65	2.28	0.88	36
19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61 (d)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34

22.10	15.38	489,620	0.55	2.12	0.71	36
19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68 (d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2023	$14.07	$0.35	$0.80	$1.15	$(0.34)
Year Ended October 31, 2022	16.73	0.32	(2.60)	(2.28)	(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Year Ended October 31, 2023	14.00	0.23	0.85	1.08	(0.21)
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Year Ended October 31, 2023	14.16	0.36	0.84	1.20	(0.33)
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Year Ended October 31, 2023	14.19	0.40	0.82	1.22	(0.35)
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Year Ended October 31, 2023	14.20	0.38	0.86	1.24	(0.37)
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Interest expense is 0.01%
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.88	8.24%	$9,103	0.85%(f)	2.27%	1.05%	22%
14.07	(13.89)	4,032	0.85	2.13	1.07	17
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85 (h)	1.95 (h)	1.31 (h)	9

14.87	7.75	263	1.35 (f)	1.54	1.56	22
14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35 (h)	1.73 (h)	1.92 (h)	9

15.03	8.55	133,818	0.60 (f)	2.37	0.79	22
14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60 (h)	3.38 (h)	1.19 (h)	9

15.06	8.73	22	0.45 (f)	2.58	0.72	22
14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45 (h)	3.59 (h)	1.03 (h)	9

15.07	8.84	1,622	0.35 (f)	2.46	0.57	22
14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35 (h)	3.69 (h)	0.93 (h)	9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan International Equity Funds	91

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)(1)	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
___________________________
(1)    Effective September 13, 2023, JPMorgan International Value Fund changed its name to JPMorgan Developed International Value Fund.
The investment objective of JPMorgan Developed International Value Fund (“Developed International Value Fund”), JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”) and JPMorgan International Focus Fund (“International Focus Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Developed International Value Fund and Europe Dynamic Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Developed International Value Fund and Europe Dynamic Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

92	J.P. Morgan International Equity Funds	October 31, 2023

Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

October 31, 2023	J.P. Morgan International Equity Funds	93

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Developed International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,610	$—	$23,610
Austria	1,205	2,755	—	3,960
Belgium	—	984	—	984
China	—	3,261	—	3,261
Denmark	—	5,855	—	5,855
Finland	—	6,854	—	6,854
France	978	48,104	—	49,082
Germany	—	42,862	—	42,862
Hong Kong	—	2,841	—	2,841
Ireland	—	2,478	—	2,478
Italy	—	22,117	—	22,117
Japan	—	100,507	—	100,507
Luxembourg	—	264	—	264
Netherlands	—	24,624	—	24,624
Norway	1,047	9,878	—	10,925
Singapore	—	8,439	—	8,439
South Africa	—	3,040	—	3,040
Spain	1,291	14,258	—	15,549
Sweden	—	9,648	—	9,648
Switzerland	1,497	27,391	—	28,888
United Kingdom	4,465	51,106	—	55,571
United States	—	18,903	—	18,903
Total Common Stocks	10,483	429,779	—	440,262
Short-Term Investments
Investment Companies	20,785	—	—	20,785
Investment of Cash Collateral from Securities Loaned	1,026	—	—	1,026
Total Short-Term Investments	21,811	—	—	21,811
Total Investments in Securities	$32,294	$429,779	$—	$462,073
Depreciation in Other Financial Instruments
Futures Contracts	$(337)	$—	$—	$(337)

Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$690,027	$—	$—	$690,027
China	294,845	1,675,125	—	1,969,970
Hong Kong	—	295,287	—	295,287
India	82,214	1,074,658	—	1,156,872
Indonesia	—	249,270	—	249,270
Macau	—	74,871	—	74,871
Mexico	242,973	—	—	242,973

94	J.P. Morgan International Equity Funds	October 31, 2023

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Panama	$83,274	$—	$—	$83,274
Portugal	—	110,163	—	110,163
South Africa	124,523	155,025	—	279,548
South Korea	—	604,187	—	604,187
Spain	—	107,580	—	107,580
Taiwan	528,860	345,340	—	874,200
Turkey	86,110	—	—	86,110
United States	253,405	—	—	253,405
Total Common Stocks	2,386,231	4,691,506	—	7,077,737
Short-Term Investments
Investment Companies	46,878	—	—	46,878
Total Investments in Securities	$2,433,109	$4,691,506	$—	$7,124,615

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$100,103	$—	$—	$100,103
Chile	4,264	—	—	4,264
China	35,360	469,695	—	505,055
Colombia	4,202	—	—	4,202
Greece	—	6,001	—	6,001
Hong Kong	—	3,746	—	3,746
Hungary	2,768	4,743	—	7,511
India	22,606	233,859	—	256,465
Indonesia	—	34,745	—	34,745
Malaysia	2,932	16,372	—	19,304
Mexico	46,761	—	—	46,761
Panama	1,602	—	—	1,602
Peru	6,381	—	—	6,381
Philippines	—	3,753	—	3,753
Poland	—	5,822	—	5,822
Qatar	6,716	3,499	—	10,215
Russia	—	—	846	846
Saudi Arabia	7,499	57,042	—	64,541
South Africa	42,317	21,497	—	63,814
South Korea	—	210,807	—	210,807
Taiwan	—	244,793	—	244,793
Thailand	—	36,309	—	36,309
Turkey	3,780	1,700	—	5,480
United Arab Emirates	4,623	11,237	—	15,860
United Kingdom	—	2,139	—	2,139
United States	2,461	590	—	3,051
Total Common Stocks	294,375	1,368,349	846	1,663,570

October 31, 2023	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$27,011	$—	$—	$27,011
Investment of Cash Collateral from Securities Loaned	4,199	—	—	4,199
Total Short-Term Investments	31,210	—	—	31,210
Total Investments in Securities	$325,585	$1,368,349	$846	$1,694,780
Depreciation in Other Financial Instruments
Futures Contracts	$(1,177)	$—	$—	$(1,177)

Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$3,783	$—	$3,783
China	8,429	—	—	8,429
Denmark	—	32,979	—	32,979
Finland	—	8,027	—	8,027
France	—	113,315	—	113,315
Germany	—	61,282	—	61,282
Ireland	6,366	12,710	—	19,076
Italy	—	34,612	—	34,612
Jordan	—	4,707	—	4,707
Netherlands	—	41,865	—	41,865
Norway	—	2,383	—	2,383
Spain	—	22,491	—	22,491
Sweden	—	12,868	—	12,868
Switzerland	—	27,475	—	27,475
United Kingdom	—	57,798	—	57,798
United States	—	25,701	—	25,701
Total Common Stocks	14,795	461,996	—	476,791
Short-Term Investments
Investment Companies	19,259	—	—	19,259
Investment of Cash Collateral from Securities Loaned	7,929	—	—	7,929
Total Short-Term Investments	27,188	—	—	27,188
Total Investments in Securities	$41,983	$461,996	$—	$503,979
Appreciation in Other Financial Instruments
Futures Contracts	$95	$—	$—	$95
Depreciation in Other Financial Instruments
Futures Contracts	(8)	—	—	(8)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$87	$—	$—	$87

96	J.P. Morgan International Equity Funds	October 31, 2023

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$105,714	$—	$105,714
Austria	—	25,907	—	25,907
Belgium	—	38,434	—	38,434
Denmark	—	155,270	—	155,270
France	—	631,598	—	631,598
Germany	—	317,758	—	317,758
Hong Kong	—	109,437	—	109,437
India	35,123	—	—	35,123
Italy	—	66,966	—	66,966
Japan	—	796,402	—	796,402
Macau	—	21,753	—	21,753
Netherlands	—	235,982	—	235,982
Singapore	—	69,884	—	69,884
South Africa	—	28,170	—	28,170
South Korea	—	48,693	—	48,693
Spain	—	117,466	—	117,466
Sweden	—	159,878	—	159,878
Switzerland	—	36,988	—	36,988
Taiwan	28,806	—	—	28,806
United Kingdom	—	487,535	—	487,535
United States	—	317,633	—	317,633
Total Common Stocks	63,929	3,771,468	—	3,835,397
Short-Term Investments
Investment Companies	95,471	—	—	95,471
Investment of Cash Collateral from Securities Loaned	42,966	—	—	42,966
Total Short-Term Investments	138,437	—	—	138,437
Total Investments in Securities	$202,366	$3,771,468	$—	$3,973,834

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,345	$—	$30,345
Belgium	—	25,111	—	25,111
Canada	87,091	—	—	87,091
China	12,190	48,659	—	60,849
Denmark	—	26,372	—	26,372
France	—	146,978	—	146,978
Germany	—	116,866	—	116,866
Hong Kong	—	24,311	—	24,311
India	30,832	—	—	30,832
Indonesia	—	34,552	—	34,552
Italy	—	25,234	—	25,234
Japan	—	170,320	—	170,320

October 31, 2023	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mexico	$19,420	$—	$—	$19,420
Netherlands	—	89,643	—	89,643
Singapore	—	33,215	—	33,215
South Korea	—	49,284	—	49,284
Spain	—	18,337	—	18,337
Sweden	—	19,979	—	19,979
Taiwan	46,154	—	—	46,154
United Kingdom	—	163,659	—	163,659
United States	—	92,990	—	92,990
Total Common Stocks	195,687	1,115,855	—	1,311,542
Short-Term Investments
Investment Companies	32,826	—	—	32,826
Investment of Cash Collateral from Securities Loaned	14,562	—	—	14,562
Total Short-Term Investments	47,388	—	—	47,388
Total Investments in Securities	$243,075	$1,115,855	$—	$1,358,930

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,342	$—	$9,342
Belgium	—	651	—	651
China	461	335	—	796
Denmark	—	4,704	—	4,704
Finland	—	1,368	—	1,368
France	—	17,341	—	17,341
Germany	—	11,085	—	11,085
Hong Kong	—	2,959	—	2,959
Ireland	—	647	—	647
Italy	—	1,438	—	1,438
Japan	—	33,694	—	33,694
Macau	—	168	—	168
Netherlands	—	8,723	—	8,723
Singapore	149	1,366	—	1,515
South Korea	—	87	—	87
Spain	—	2,952	—	2,952
Sweden	—	3,592	—	3,592
Switzerland	104	7,137	—	7,241
United Kingdom	—	18,837	—	18,837
United States	—	11,309	—	11,309
Total Common Stocks	714	137,735	—	138,449
Options Purchased	2,613	—	—	2,613
Short-Term Investments
Investment Companies	3,627	—	—	3,627
Total Investments in Securities	$6,954	$137,735	$—	$144,689

98	J.P. Morgan International Equity Funds	October 31, 2023

International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(175)	$—	$—	$(175)
Options Written
Call Options Written	(353)	—	—	(353)
Put Options Written	(310)	—	—	(310)
Total Depreciation in Other Financial Instruments	$(838)	$—	$—	$(838)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Developed International Value Fund	$995	$(995)	$—
Emerging Markets Research Enhanced Equity Fund	4,025	(4,025)	—
Europe Dynamic Fund	7,421	(7,421)	—
International Equity Fund	40,213	(40,213)	—

October 31, 2023	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
International Focus Fund	$13,635	$(13,635)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Developed International Value Fund	$1
Emerging Markets Equity Fund	1
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	2
International Equity Fund	9
International Focus Fund	3
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Emerging Markets Equity Fund did not have any securities out on loan at October 31, 2023. International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Developed International Value Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$15,394	$103,754	$98,362	$(4)	$3	$20,785	20,777	$576	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	705	11,100	11,306	1 *	—	500	500	34 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,290	29,859	32,623	—	—	526	526	45 *	—
Total	$19,389	$144,713	$142,291	$(3)	$3	$21,811		$655	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

100	J.P. Morgan International Equity Funds	October 31, 2023

Emerging Markets Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$113,774	$1,909,649	$1,976,503	$(45)	$3	$46,878	46,859	$5,161	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	4,022	228,000	232,018	(2)*	(2)	—	—	481 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	771	69,922	70,693	—	—	—	—	66 *	—
Total	$118,567	$2,207,571	$2,279,214	$(47)	$1	$46,878		$5,708	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$47,040	$684,214	$704,253	$5	$5	$27,011	27,000	$957	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	3,487	188,000	188,499	(4)*	— (c)	2,984	2,983	497 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	3,438	128,909	131,132	—	—	1,215	1,215	117 *	—
Total	$53,965	$1,001,123	$1,023,884	$1	$5	$31,210		$1,571	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$6,343	$353,131	$340,206	$(10)	$1	$19,259	19,252	$562	$— (c)
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	—	166,000	165,997	(3)*	—	—	—	357 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	—	139,269	131,340	—	—	7,929	7,929	129 *	—
Total	$6,343	$658,400	$637,543	$(13)	$1	$27,188		$1,048	$—(c )

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

October 31, 2023	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
(b)	The rate shown is the current yield as of October 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$57,920	$1,779,474	$1,741,800	$(131)	$8	$95,471	95,433	$4,174	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	93,074	984,000	1,039,092	25 *	(4)	38,003	37,995	2,401 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	10,497	657,615	663,149	—	—	4,963	4,963	491 *	—
Total	$161,491	$3,421,089	$3,444,041	$(106)	$4	$138,437		$7,066	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Focus Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$19,897	$452,520	$439,601	$3	$7	$32,826	32,813	$1,428	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.53% (a) (b)	40,011	319,000	347,016	8 *	(3)	12,000	11,998	619 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.29% (a) (b)	16,404	182,536	196,378	—	—	2,562	2,562	140 *	—
Total	$76,312	$954,056	$982,995	$11	$4	$47,388		$2,187	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (a) (b)	$6,096	$76,248	$78,717	$—	$—	$3,627	3,627	$219	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.

102	J.P. Morgan International Equity Funds	October 31, 2023

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Developed International Value Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund and International Hedged Equity Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

October 31, 2023	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended October 31, 2023 (amounts in thousands, except for number of contracts):
	Developed International Value Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund
Futures Contracts:
Average Notional Balance Long	$1,645	$9,915	$8,197	$6,367
Ending Notional Balance Long	13,380	29,218	19,359	4,118
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	—	758
Average Number of Contracts Written	—	—	—	(1,517)
Ending Number of Contracts Purchased	—	—	—	729
Ending Number of Contracts Written	—	—	—	(1,458)
The Funds' derivatives contracts held at October 31, 2023 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Developed International Value Fund
Transfer agency fees	$10	$1	$3	$— (a)	$1	n/a	n/a	$— (a)	$5	$20
Emerging Markets Equity Fund
Transfer agency fees	28	4	73	12	1	$1	$— (a)	2	138	259
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	28	n/a	n/a	n/a	n/a	n/a	16	44

104	J.P. Morgan International Equity Funds	October 31, 2023

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Europe Dynamic Fund
Transfer agency fees	$12	$2	$3	$— (a)	n/a	n/a	n/a	n/a	$3	$20
International Equity Fund
Transfer agency fees	21	2	31	n/a	$19	n/a	n/a	$1	33	107
International Focus Fund
Transfer agency fees	10	4	34	n/a	1	n/a	n/a	2	9	60
International Hedged Equity Fund
Transfer agency fees	1	— (a)	1	n/a	n/a	n/a	n/a	— (a)	—(a )	2

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of several court rulings in certain European countries, the tax authorities of each of these countries, recently paid Developed International Value Fund (France & Sweden), Europe Dynamic Fund (France) and International Equity Fund (France) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2023 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable. At October 31, 2023, Developed International Value Fund had a U.S. tax liability amounting to $3,492.

October 31, 2023	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Developed International Value Fund	$—	$1,330	$(1,330)
Emerging Markets Equity Fund	—	93,751	(93,751)
Emerging Markets Research Enhanced Equity Fund	—	10,319	(10,319)
Europe Dynamic Fund	—	1,677	(1,677)
International Equity Fund	—	19,810	(19,810)
International Focus Fund	—	4,176	(4,176)
International Hedged Equity Fund	—	276	(276)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses and foreign taxes.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Developed International Value Fund	0.55%
Emerging Markets Equity Fund	0.68
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.07% of each Fund's average daily net assets, except for International Focus Fund, which was 0.08%, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The

106	J.P. Morgan International Equity Funds	October 31, 2023

Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Developed International Value Fund	0.25%	0.75%	0.50%	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Developed International Value Fund	$30	$— (a)
Emerging Markets Equity Fund	6	—
Europe Dynamic Fund	1	—
International Equity Fund	33	— (a)
International Focus Fund	55	—
International Hedged Equity Fund	1	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Developed International Value Fund	0.25%	0.25%	0.25%	0.10%	0.25%	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10	0.25	0.25%	0.25%	0.10
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

October 31, 2023	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Developed International Value Fund	1.00%	1.50%	0.75%	1.30%	n/a	n/a	0.65%	0.55%
Emerging Markets Equity Fund	1.24	1.74	0.99	1.54	1.29%	1.04%	0.89	0.79
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
The expense limitation agreements were in effect for the year ended October 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the  Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Developed International Value Fund	$569	$328	$132	$1,029	$5
Emerging Markets Equity Fund	861	573	1,279	2,713	99
Emerging Markets Research Enhanced Equity Fund	943	628	347	1,918	—
Europe Dynamic Fund	—	—	26	26	—
International Equity Fund	2,720	1,805	578	5,103	9
International Focus Fund	1,328	873	465	2,666	— (a)
International Hedged Equity Fund	182	94	— (a)	276	— (a)

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 were as follows:

Developed International Value Fund	$23
Emerging Markets Equity Fund	217
Emerging Markets Research Enhanced Equity Fund	40
Europe Dynamic Fund	22
International Equity Fund	172
International Focus Fund	56
International Hedged Equity Fund	11

108	J.P. Morgan International Equity Funds	October 31, 2023

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended October 31, 2023 the amount of these reimbursements were as follows:

Developed International Value Fund	$2
Emerging Markets Equity Fund	3
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	2
International Equity Fund	2
International Focus Fund	2
International Hedged Equity Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Developed International Value Fund	$189,834	$147,585
Emerging Markets Equity Fund	2,245,649	2,863,690
Emerging Markets Research Enhanced Equity Fund	662,781	1,802,381
Europe Dynamic Fund	582,198	694,335
International Equity Fund	1,905,012	2,312,825
International Focus Fund	579,109	472,781
International Hedged Equity Fund	32,370	67,299
During the year ended October 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed International Value Fund	$434,233	$52,886	$25,383	$27,503
Emerging Markets Equity Fund	6,549,936	1,518,971	944,292	574,679
Emerging Markets Research Enhanced Equity Fund	1,865,244	134,787	306,428	(171,641)
Europe Dynamic Fund	467,995	58,628	22,557	36,071
International Equity Fund	3,482,623	725,584	234,373	491,211
International Focus Fund	1,236,660	182,294	60,024	122,270
International Hedged Equity Fund	131,087	21,453	8,689	12,764

October 31, 2023	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, tax adjustments on certain derivatives and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
Developed International Value Fund	$15,182	$15,182
Emerging Markets Equity Fund	42,601	42,601
Emerging Markets Research Enhanced Equity Fund	67,740	67,740
Europe Dynamic Fund	6,286	6,286
International Equity Fund	114,472	114,472
International Focus Fund	45,149	45,149
International Hedged Equity Fund	3,449	3,449

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Developed International Value Fund	$18,616	$—	$18,616
Emerging Markets Equity Fund	72,043	414,863	486,906
Emerging Markets Research Enhanced Equity Fund	104,428	95,039	199,467
Europe Dynamic Fund	25,084	—	25,084
International Equity Fund	104,877	220,976	325,853
International Focus Fund	71,155	—	71,155
International Hedged Equity Fund	4,137	—	4,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Developed International Value Fund	$23,746	$(92,749)	$27,469
Emerging Markets Equity Fund	109,182	(640,921)	569,399
Emerging Markets Research Enhanced Equity Fund	52,619	(301,726)	(174,239)
Europe Dynamic Fund	17,112	(139,039)	35,927
International Equity Fund	96,768	(206,099)	491,058
International Focus Fund	27,434	(177,524)	122,242
International Hedged Equity Fund	4,014	(23,021)	12,765 *

*	Included in this amount is $779 of unrealized losses that may be subject to limitation under Internal Revenue Code sections 381-384.
The cumulative timing differences primarily consist of tax adjustments on certain investments, tax adjustments on certain derivatives and wash sale loss deferrals.

110	J.P. Morgan International Equity Funds	October 31, 2023

At October 31, 2023, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Developed International Value Fund	$58,067	$34,682
Emerging Markets Equity Fund	388,489	252,432
Emerging Markets Research Enhanced Equity Fund	145,459	156,267
Europe Dynamic Fund	139,039	—
International Equity Fund	65,234	140,865
International Focus Fund	177,524	—
International Hedged Equity Fund	6,086	16,935
During the year ended October 31, 2023, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Developed International Value Fund	$—	$2,207
Europe Dynamic Fund	14,839	—
International Equity Fund	6,947	—
International Focus Fund	12,922	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023. Average borrowings from the Facility during the year ended October 31, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$36,884	5.51%	23	$112
Emerging Markets Research Enhanced Equity Fund	42,740	5.43	66	411
Europe Dynamic Fund	2,855	6.06	4	2
International Equity Fund	39,606	5.51	5	29
International Focus Fund	6,504	5.56	4	4
International Hedged Equity Fund	3,836	5.56	1	1
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which

October 31, 2023	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds had no borrowings outstanding from the Credit Facility at October 31, 2023. Average borrowings from the Credit Facility for, or at any time during the year ended October 31, 2023 were as follows (amounts in thousands, except number of days outstanding):
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$100,000	5.65%	1	$16

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2023, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Developed International Value Fund	—	— %	1	81.7%
Emerging Markets Equity Fund	—	—	3	46.0
Emerging Markets Research Enhanced Equity Fund	—	—	1	12.1
Europe Dynamic Fund	3	52.7	1	11.3
International Equity Fund	—	—	1	14.6
International Focus Fund	—	—	3	51.1
International Hedged Equity Fund	—	—	3	65.2
As of October 31, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	16.2%	30.7%	27.4%
Europe Dynamic Fund	58.3	—	—
International Equity Fund	—	32.8	—
International Focus Fund	13.1	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

112	J.P. Morgan International Equity Funds	October 31, 2023

As of October 31, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Developed International Value Fund	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund
China	— %	27.7%	29.9%	— %	— %	— %	— %
France	10.6	—	—	22.8	16.1	10.9	12.0
Germany	—	—	—	12.4	—	—	—
India	—	16.2	15.2	—	—	—	—
Japan	21.8	—	—	—	20.3	12.7	23.3
South Korea	—	—	12.5	—	—	—	—
Taiwan	—	12.3	14.5	—	—	—	—
United Kingdom	12.1	—	—	11.7	12.4	12.2	13.0
As of October 31, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
Additionally, the Funds may have substantial difficulties exercising their legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase

October 31, 2023	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
During the year ended October 31, 2022, certain shareholders sold shares of International Focus Fund for the below given class. The portfolio securities were delivered primarily by means of redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below.
Fund	Class	Date	Value	Gain/Loss	Type
International Focus Fund	R6	April 21, 2022	$1,236,430 (a)	$280,048	Redemption-in-kind

(a)	This amount includes cash of approximately $99,867 associated with the redemption in-kind.

114	J.P. Morgan International Equity Funds	October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Developed International Value Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund and JPMorgan International Hedged Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund), JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund and JPMorgan International Focus Fund (five of the funds constituting JPMorgan Trust I) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2023	J.P. Morgan International Equity Funds	115

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

116	J.P. Morgan International Equity Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

October 31, 2023	J.P. Morgan International Equity Funds	117

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

118	J.P. Morgan International Equity Funds	October 31, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2023	J.P. Morgan International Equity Funds	119

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

120	J.P. Morgan International Equity Funds	October 31, 2023

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

October 31, 2023	J.P. Morgan International Equity Funds	121

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)
Class A
Actual	$1,000.00	$979.40	$4.94	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	977.20	7.43	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class I
Actual	1,000.00	980.80	3.69	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class L
Actual	1,000.00	981.40	3.20	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class R2
Actual	1,000.00	979.00	6.43	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	982.90	3.25	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	982.10	2.70	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
JPMorgan Emerging Markets Equity Fund
Class A
Actual	1,000.00	928.10	6.03	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

122	J.P. Morgan International Equity Funds	October 31, 2023

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class C
Actual	$1,000.00	$925.80	$8.45	1.74%
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	929.50	4.81	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	929.70	4.33	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	927.00	7.48	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	927.80	6.27	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	929.20	5.06	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	929.70	4.33	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	930.30	3.84	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	945.80	2.26	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class R6
Actual	1,000.00	946.80	1.77	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	912.80	5.98	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	910.50	8.38	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	913.90	4.78	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	914.20	4.05	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	914.90	3.57	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan International Equity Fund
Class A
Actual	1,000.00	919.90	4.60	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

October 31, 2023	J.P. Morgan International Equity Funds	123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class C
Actual	$1,000.00	$917.40	$7.01	1.45%
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	920.80	3.39	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	917.70	6.04	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	921.20	2.91	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	921.60	2.42	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	928.60	4.86	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	925.90	7.28	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	930.10	3.65	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	927.20	6.31	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	930.00	3.16	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	930.50	2.68	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	944.80	4.22	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class C
Actual	1,000.00	942.30	6.66	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36
Class I
Actual	1,000.00	946.50	2.99	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class R5
Actual	1,000.00	947.20	2.21	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

124	J.P. Morgan International Equity Funds	October 31, 2023

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Hedged Equity Fund (continued)
Class R6
Actual	$1,000.00	$947.20	$1.77	0.36%
Hypothetical	1,000.00	1,023.39	1.84	0.36

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan International Equity Funds	125

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

126	J.P. Morgan International Equity Funds	October 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

October 31, 2023	J.P. Morgan International Equity Funds	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

128	J.P. Morgan International Equity Funds	October 31, 2023

investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company  involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Developed International Value Fund’s performance for Class A, Class I and Class R6 shares was in the first, second and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.
The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A and Class I shares was in the fourth, third and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, third, and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance

October 31, 2023	J.P. Morgan International Equity Funds	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for both Class I and Class R6 shares was in the third quintile of the Universe for the one- and three-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the first, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that performance for Class I shares was in the second, second and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that performance for Class R6 shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fifth, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Focus Fund’s performance for Class A shares was in the fourth, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for both Class I and Class R6 shares was in the fourth, fourth and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Hedged Equity Fund’s performance for Class A shares was in the second and fifth quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for both Class I and Class R6 shares was in the third and fifth quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Developed International Value Fund’s net advisory fee and actual total expenses for Class A, Class I, and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

130	J.P. Morgan International Equity Funds	October 31, 2023

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Europe Dynamic Fund’s net advisory fee for the Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles of the Universe, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Group.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Focus Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the International Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan International Equity Funds	131

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions and foreign tax credits (if applicable)  treated as qualified dividends for the fiscal year ended October 31, 2023:
Qualified Dividend Income
JPMorgan Developed International Value Fund (formerly known as JPMorgan International Value Fund)	$15,182
JPMorgan Emerging Markets Equity Fund	62,395
JPMorgan Emerging Markets Research Enhanced Equity Fund	37,337
JPMorgan Europe Dynamic Fund	7,380
JPMorgan International Equity Fund	88,741
JPMorgan International Focus Fund	28,778
JPMorgan International Hedged Equity Fund	3,878
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2023, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$224,552	$19,794
JPMorgan Emerging Markets Research Enhanced Equity Fund	80,170	7,534
JPMorgan Europe Dynamic Fund	19,427	1,094
JPMorgan International Equity Fund	131,071	4,890
JPMorgan International Focus Fund	39,729	2,759
JPMorgan International Hedged Equity Fund	4,686	430

132	J.P. Morgan International Equity Funds	October 31, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-INTEQ-1023

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2023 – $115,684
2022 – $103,423

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2023 – $25,180
2022 – $23,754

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2023 – $28,682
2022 – $47,282

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2023 – Not applicable
2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%
2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022—$31.7 million
2021—$30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

December 28, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

December 28, 2023